                                                                  Exhibit No. 99

                     [LOGO] (TM) Banc of America Securities

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2004-K $587,881,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2, 3-A-1 and 4-A-1 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO] (SM) Bank of America (R)

November 15, 2004

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------

..   Preliminary Summary of Certificates (To Roll)                         pg. 3

..   Preliminary Summary of Certificates (To Maturity)                     pg. 4

..   Preliminary Summary of Terms                                          pg. 5

..   Preliminary Credit Support                                            pg. 11

..   Preliminary Priority of Distributions                                 pg. 11

..   Preliminary Bond Summary (To Roll)                                    pg. 12

..   Preliminary Bond Summary (To Maturity)                                pg. 14

..   Collateral Characteristics (Group 1)                                  pg. 16

..   Collateral Characteristics (Group 2)                                  pg. 23

..   Collateral Characteristics (Group 3)                                  pg. 31

..   Collateral Characteristics (Group 4)                                  pg. 38

Banc of America Securities LLC                                                 2
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Certificates
--------------------------------------------------------------------------------
                                  To Roll/(1)/
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                         Expected
                                                   Est.   Est. Prin.   Maturity to               Expected
           Approx.                                 WAL      Window      Roll @ 25%   Delay        Ratings
Class    Size /(2)/   Interest - Principal Type   (yrs)      (mos)         CPR        Days   (Fitch/ Moody's)
-----   -----------   -------------------------   -----   ----------   -----------   -----   ----------------
Offered Certificates
--------------------
1-A-1     42,854,000  Variable - Pass-thru/(3)/    1.93      1 - 35      10/25/07      24        AAA / Aaa
1-A-2     50,000,000  Variable - Pass-thru/(3)/    1.93      1 - 35      10/25/07      24        AAA / Aaa
2-A-1    100,000,000  Variable - Pass-thru/(4)/    2.56      1 - 59      10/25/09      24        AAA / Aaa
2-A-2    280,603,000  Variable - Pass-thru/(4)/    2.56      1 - 59      10/25/09      24        AAA / Aaa
3-A-1     57,326,000  Variable - Pass-thru/(5)/    2.89      1 - 83      10/25/11      24        AAA / Aaa
4-A-1     57,098,000  Variable - Pass-thru/(6)/    3.16     1 - 119      10/25/14      24        AAA / Aaa

Not Offered Hereunder
---------------------
B-1     $ 10,973,000                                                                                N.A.
B-2        4,267,000                                                                                N.A.
B-3        2,133,000                                                                                N.A.
B-4        1,524,000                                                                                N.A.
B-5        1,219,000                                                                                N.A.
B-6        1,524,151                                                                                N.A.
1-A-R            100                                                                                N.A.
1-IO             TBD   Fixed -Interest Only                                                         N.A.
2-IO             TBD   Fixed -Interest Only                                                         N.A.
3-IO             TBD   Fixed -Interest Only                                                         N.A.
4-IO             TBD   Fixed -Interest Only                                                         N.A.
-------------------------------------------------------------------------------------------------------------

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of October 2007, October 2009, October 2011 and October 2014 respectively.

/(2)/ Class sizes are subject to change.

/(3)/ For each Distribution Date occurring prior to November 2007, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 1-A-1 and Class 1-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after November 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(4)/ For each Distribution Date occurring prior to November 2009, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 2-A-1 and Class 2-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after November 2009, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(5)/ For each Distribution Date occurring prior to November 2011, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after November 2011, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(6)/ For each Distribution Date occurring prior to November 2014, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after November 2014, interest will accrue on the Group 4-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

--------------------------------------------------------------------------------
                       Preliminary Summary of Certificates
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 3
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  To Maturity
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                   Est.   Est. Prin.      Expected                  Expected
          Approx.                                  WAL      Window          Final       Delay        Ratings
Class    Size/(1)/    Interest - Principal Type   (yrs)   (mos)/(2)/   Maturity/(2)/     Days   (Fitch/ Moody's)
-----   -----------   -------------------------   -----   ----------   --------------   -----   ----------------

Offered Certificates
--------------------
1-A-1    42,854,000   Variable - Pass-thru/(3)/    3.25     1 - 360       11/25/34        24        AAA / Aaa
1-A-2    50,000,000   Variable - Pass-thru/(3)/    3.25     1 - 360       11/25/34        24        AAA / Aaa
2-A-1   100,000,000   Variable - Pass-thru/(4)/    3.29     1 - 360       11/25/34        24        AAA / Aaa
2-A-2   280,603,000   Variable - Pass-thru/(4)/    3.29     1 - 360       11/25/34        24        AAA / Aaa
3-A-1    57,326,000   Variable - Pass-thru/(5)/    3.28     1 - 360       11/25/34        24        AAA / Aaa
4-A-1    57,098,000   Variable - Pass-thru/(6)/    3.32     1 - 360       11/25/34        24        AAA / Aaa
----------------------------------------------------------------------------------------------------------------

/(1)/ Class sizes are subject to change.

/(2)/ Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

/(3)/ For each Distribution Date occurring prior to November 2007, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 1-A-1 and Class 1-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after November 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(4)/ For each Distribution Date occurring prior to November 2009, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 2-A-1 and Class 2-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after November 2009, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(5)/ For each Distribution Date occurring prior to November 2011, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after November 2011, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(6)/ For each Distribution Date occurring prior to November 2014, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after November 2014, interest will accrue on the Group 4-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

--------------------------------------------------------------------------------
                       Preliminary Summary of Certificates
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 4
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Transaction:                     Banc of America Mortgage Securities, Inc.

                                 Mortgage Pass-Through Certificates, Series
                                 2004-K

Lead Manager (Book Runner):      Banc of America Securities LLC

Co-Managers:                     Bear, Stearns & Co. Inc. and Lehman Brothers
                                 Inc.

Seller and Servicer:             Bank of America, N.A.

Trustee:                         Wells Fargo Bank, N.A.

Rating Agencies:                 Fitch Ratings (Class A Certificates and
                                 Subordinate Certificates) and Moody's Investors
                                 Service, Inc. (Class A Certificates).

Transaction Size:                $609,521,251

Securities Offered:              $42,854,000 Class 1-A-1 Certificates

                                 $50,000,000 Class 1-A-2 Certificates

                                 $100,000,000 Class 2-A-1 Certificates

                                 $280,603,000 Class 2-A-2 Certificates

                                 $57,326,000 Class 3-A-1 Certificates

                                 $57,098,000 Class 4-A-1 Certificates

Group 1 Collateral:              3/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 49.71% of the Group 1 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Collateral:              5/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 65.79% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately
                                 4.67% of the Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:              7/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 43.53% of the Group 3 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 4 Collateral:              10/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first
                                 lien mortgage loans. The Group 4 Mortgage Loans
                                 have a fixed interest rate for approximately 10
                                 years and thereafter the Mortgage Loans have a
                                 variable interest rate. Approximately 64.42% of
                                 the Group 4 Mortgage Loans require only
                                 payments of interest until the month following
                                 the first rate adjustment date.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 5
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Expected Pricing Date:           Week of November 15, 2004

Expected Closing Date:           November 29, 2004

Distribution Date:               25th of each month, or the next succeeding
                                 business day (First Payment Date: December 27,
                                 2004)

Cut-Off Date:                    November 1, 2004

Class A Certificates:            Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2, 3-A-1
                                 and 4-A-1 Certificates (the "Class A
                                 Certificates"). The Class 1-A-R Certificates are not offered hereunder.

Subordinate Certificates:        Class B-1, B-2, B-3, B-4, B-5 and B-6
                                 Certificates (the "Class B Certificates"). The
                                 Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:          Class 1-A-1, 1-A-2 and 1-A-R

Group 2-A Certificates:          Class 2-A-1 and 2-A-2

Group 3-A Certificates:          Class 3-A-1

Group 4-A Certificates:          Class 4-A-1

Day Count:                       30/360

Group 1, Group 2, Group 3 and    25% CPR
   Group 4 Prepayment Speed:

Clearing:                        DTC, Clearstream and Euroclear

                                 Original Certificate     Minimum      Incremental
Denominations:                           Form          Denominations  Denominations
--------------                   --------------------  -------------  -------------
   Class A Offered
      Certificates                    Book Entry           $1,000           $1

SMMEA Eligibility:               The Class A Certificates and the Class B-1
                                 Certificates are expected to constitute
                                 "mortgage related securities" for purposes of SMMEA.

Tax Structure:                   REMIC

Optional Clean-up Call:          Any Distribution Date on or after which the
                                 Aggregate Principal Balance of the Mortgage
                                 Loans declines to 10% or less of the Aggregate
                                 Principal Balance as of the Cut-Off Date
                                 ("Cut-Off Date Pool Principal Balance").
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 6
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal Distribution:          Principal will be allocated to the certificates
                                 according to the Priority of Distributions: The
                                 Senior Principal Distribution Amount for Group
                                 1 will generally be allocated first to the Class 1-A-R and then concurrently to the Class
                                 1-A-1 and Class 1-A-2 Certificates until their class balances have been reduced to zero. The
                                 Senior Principal Distribution Amount for Group
                                 2 will generally be allocated concurrently to the Class 2-A-1 and Class 2-A-2 Certificates until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1 Certificates until their class balances have been reduced to zero. The Senior
                                 Principal Distribution Amount for Group 4 will generally be allocated to the Class 4-A-1
                                 Certificates until their class balances have been reduced to zero. The Subordinate Principal
                                 Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of one or more
                                 Groups (Please see the Priority of
                                 Distributions section.)

Interest Accrual:                Interest will accrue on the Class 1-A-1, Class
                                 1-A-2, Class 2-A-1, Class 2-A-2, Class 3-A-1 and Class 4-A-1 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, an "Interest
                                 Accrual Period"). The initial Interest Accrual
                                 Period will be deemed to have commenced on November 1, 2004. Interest which accrues on such class of Certificates during an Interest
                                 Accrual Period will be calculated on the assumption that distributions which reduce the class balances thereof on the Distribution Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period.
                                 Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Administrative Fee:              The Administrative Fees with respect to the
                                 Trust are payable out of the interest payments
                                 received on each Mortgage Loan. The
                                 "Administrative Fees" consist of (a) servicing
                                 compensation payable to the Servicer in respect
                                 of its servicing activities (the "Servicing
                                 Fee") and (b) fees paid to the Trustee. The
                                 Administrative Fees will accrue on the Stated
                                 Principal Balance of each Mortgage Loan at a
                                 rate (the "Administrative Fee Rate") equal to
                                 the sum of the Servicing Fee Rate for such
                                 Mortgage Loan and the Trustee Fee Rate. The
                                 "Trustee Fee Rate" will be 0.0035% per annum.
                                 The Servicing Fee Rate for Loan Group 1 will be
                                 0.375% per annum and the Servicing Fee Rate for
                                 Loan Group 2, Loan Group 3 and Loan Group 4
                                 will be 0.250% per annum.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 7
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Compensating Interest:           The aggregate servicing fee payable to the
                                 Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such
                                 Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:      As to any Mortgage Loan and Distribution Date,
                                 the excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount:        The Pool Distribution Amount for each Loan
                                 Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related
                                 Servicing Fee) and principal due on the
                                 Mortgage Loans in such Loan Group on the due date in the month of such Distribution Date, together with any advances in respect thereof or any compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures, and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage
                                 Loans in such Loan Group, by foreclosure or otherwise, during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage
                                 Loans in such Loan Group during the calendar month preceding the month of such Distribution
                                 Date; and (iv) any substitution adjustment payments in connection with any defective
                                 Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan.
                                 Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:               The Senior Percentage for a Loan Group on any
                                 Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of such Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related Loan Group for such date.

Subordinate Percentage:          The Subordinate Percentage for a Loan Group for
                                 any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment           The Subordinate Prepayment Percentage for a
   Percentage:                   Loan Group for any Distribution Date will equal
                                 100% minus the Senior Prepayment Percentage for such Loan Group for such date.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 8
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Senior Prepayment Percentage:    For the following Distribution Dates, will be
                                 as follows:

                                 Distribution Date                     Senior Prepayment Percentage
                                 -----------------                     ----------------------------
                                 December 2004 through November 2011   100%;
                                 December 2011 through November 2012   the applicable Senior Percentage plus,
                                                                       70% of the applicable Subordinate
                                                                       Percentage;
                                 December 2012 through November 2013   the applicable Senior Percentage plus,
                                                                       60% of the applicable Subordinate
                                                                       Percentage;
                                 December 2013 through November 2014   the applicable Senior Percentage plus,
                                                                       40% of the applicable Subordinate
                                                                       Percentage;
                                 December 2014 through November 2015   the applicable Senior Percentage plus,
                                                                       20% of the applicable Subordinate
                                                                       Percentage;
                                 December 2015 and thereafter          the applicable Senior Percentage;

                                 provided, however,

                                 (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all Groups divided by (y) the aggregate Principal Balance of all Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Loan Groups for such Distribution Date will equal 100%,

                                 (ii) if for each Group of Certificates on any
                                      Distribution Date prior to the December
                                      2007 Distribution Date, prior to giving
                                      effect to any distributions, the
                                      percentage equal to the aggregate class
                                      balance of the Subordinate Certificates
                                      divided by the aggregate Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

                                 (iii) if for each Group of Certificates on or
                                      after the December 2007 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 9
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Principal Amount:                The Principal Amount for any Distribution Date
                                 and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment
                                 (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related due date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan
                                 Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                                 Group received with respect to such
                                 Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution
                                 Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution
                                 Date.

Senior Principal Distribution    The Senior Principal Distribution Amount for a
   Amount:                       Loan Group for any Distribution Date will equal
                                 the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses
                                 (a) through (d) of the definition of "Principal
                                 Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Senior
                                 Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal            The Subordinate Principal Distribution Amount
   Distribution Amount:          for a Loan Group for any Distribution Date will
                                 equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Subordinate
                                 Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                10
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Preliminary Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                      -------------------------------------
                                     Class A
                             Credit Support (3.55%)
                      -------------------------------------
                                    Class B-1
                             Credit Support (1.75%)
                      -------------------------------------
                                    Class B-2
                             Credit Support (1.05%)
                      -------------------------------------
        Priority of                 Class B-3                  Order of
          Payment            Credit Support (0.70%)              Loss
                      -------------------------------------   Allocation
                                    Class B-4
                             Credit Support (0.45%)
                      -------------------------------------
                                    Class B-5
                             Credit Support (0.25%)
                      -------------------------------------
                                    Class B-6
                             Credit Support (0.00%)
                      -------------------------------------

--------------------------------------------------------------------------------
                      Preliminary Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                      Preliminary Priority of Distributions
       -------------------------------------------------------------------
                             First, to the Trustee;
       -------------------------------------------------------------------

       -------------------------------------------------------------------
        Second, to the Class 1-IO, Class 2-IO, Class 3-IO and Class 4-IO
                          Certificates to pay Interest;
       -------------------------------------------------------------------

       -------------------------------------------------------------------
        Third, to the Class A Certificates of each Group to pay Interest;
       -------------------------------------------------------------------

       -------------------------------------------------------------------
       Fourth, to the Class A Certificates of each Group to pay Principal;
       -------------------------------------------------------------------

       -------------------------------------------------------------------
        Fifth, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1 Certificates,
                      until each class balance is zero; and
       -------------------------------------------------------------------

       -------------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
       -------------------------------------------------------------------

Banc of America Securities LLC                                                11
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                  To Roll/(1)/
--------------------------------------------------------------------------------

1-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00            3.810        3.793        3.783        3.772         3.759        3.729        3.691
Average Life (Years)       2.667        2.282        2.104        1.935         1.775        1.484        1.225
Modified Duration          2.482        2.132        1.969        1.814         1.668        1.401        1.162
Principal Window Begin   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004
Principal Window End     10/25/2007   10/25/2007   10/25/2007   10/25/2007   10/25/2007   10/25/2007   10/25/2007
Principal # Months           35           35           35           35           35           35           35

1-A-2
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-27            4.043        3.968        3.924        3.874         3.820        3.689        3.523
Average Life (Years)       2.667        2.282        2.104        1.935         1.775        1.484        1.225
Modified Duration          2.463        2.119        1.958        1.806         1.663        1.399        1.163
Principal Window Begin   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004
Principal Window End     10/25/2007   10/25/2007   10/25/2007   10/25/2007   10/25/2007   10/25/2007   10/25/2007
Principal # Months           35           35           35           35           35           35           35

2-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00            4.334        4.313        4.300        4.286         4.270        4.231        4.181
Average Life (Years)       4.269        3.306        2.912        2.564         2.256        1.749        1.355
Modified Duration          3.788        2.964        2.625        2.325         2.058        1.613        1.265
Principal Window Begin   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004
Principal Window End     10/25/2009   10/25/2009   10/25/2009   10/25/2009   10/25/2009   10/25/2009   10/25/2009
Principal # Months           59           59           59           59           59           59           59

2-A-2
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-25            4.566        4.486        4.438        4.384         4.323        4.176        3.989
Average Life (Years)       4.269        3.306        2.912        2.564         2.256        1.749        1.355
Modified Duration          3.752        2.944        2.611        2.315         2.052        1.613        1.268
Principal Window Begin   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004
Principal Window End     10/25/2009   10/25/2009   10/25/2009   10/25/2009   10/25/2009   10/25/2009   10/25/2009
Principal # Months           59           59           59           59           59           59           59

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of October 2007, October 2009, October 2011 and October 2014 respectively.

Banc of America Securities LLC                                                12
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                  To Roll/(1)/
--------------------------------------------------------------------------------

3-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00            4.922        4.815        4.752        4.679         4.597        4.402        4.159
Average Life (Years)       5.626        3.991        3.391        2.890         2.471        1.833        1.382
Modified Duration          4.704        3.425        2.947        2.544         2.202        1.671        1.285
Principal Window Begin   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004
Principal Window End     10/25/2011   10/25/2011   10/25/2011   10/25/2011   10/25/2011   10/25/2011   10/25/2011
Principal # Months           83           83           83           83           83           83           83

4-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%           30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00            5.055        4.937        4.866        4.786         4.696        4.488        4.236
Average Life (Years)       7.506        4.737        3.850        3.164         2.630        1.882        1.396
Modified Duration          5.900        3.908        3.247        2.725         2.308        1.704        1.295
Principal Window Begin   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004
Principal Window End     10/25/2014   10/25/2014   10/25/2014   10/25/2014   10/25/2014   10/25/2014   10/25/2014
Principal # Months          119          119          119          119           119          119          119

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of October 2007, October 2009, October 2011 and October 2014 respectively.

Banc of America Securities LLC                                                13
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

1-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%           30%          40%         50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.435        4.265        4.186        4.111        4.040        3.912       3.800
Average Life (Years)       11.348        5.383        4.102        3.252        2.653        1.875       1.390
Modified Duration           8.039        4.392        3.487        2.846        2.372        1.725       1.302
Principal Window Begin   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004
Principal Window End     11/25/2034   11/25/2034   11/25/2034   11/25/2034   11/25/2034   11/25/2034   09/25/2031
Principal # Months           360          360          360          360          360          360          322

1-A-2
-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%           30%          40%         50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-27             4.506        4.349        4.264        4.175        4.081        3.879        3.649
Average Life (Years)       11.348        5.383        4.102        3.252        2.653        1.875        1.390
Modified Duration           7.910        4.338        3.451        2.823        2.358        1.721        1.303
Principal Window Begin   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004
Principal Window End     11/25/2034   11/25/2034   11/25/2034   11/25/2034   11/25/2034   11/25/2034   11/25/2031
Principal # Months           360          360          360          360          360          360          324

2-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%           30%          40%         50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.604        4.485        4.433        4.386        4.343        4.267        4.196
Average Life (Years)       11.621        5.480        4.165        3.293        2.681        1.888        1.396
Modified Duration           8.079        4.396        3.484        2.841        2.365        1.718        1.296
Principal Window Begin   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004
Principal Window End     11/25/2034   11/25/2034   11/25/2034   11/25/2034   11/25/2034   11/25/2034   08/25/2032
Principal # Months           360          360          360          360          360          360          333

2-A-2
-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%           30%          40%         50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-25             4.713        4.600        4.536        4.466        4.389        4.216        4.009
Average Life (Years)       11.621        5.480        4.165        3.293        2.681        1.888        1.396
Modified Duration           7.932        4.343        3.453        2.822        2.356        1.718        1.300
Principal Window Begin   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004
Principal Window End     11/25/2034   11/25/2034   11/25/2034   11/25/2034   11/25/2034   11/25/2034   09/25/2033
Principal # Months           360          360          360          360          360          360          346

Banc of America Securities LLC                                                14
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

3-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%           30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             4.892        4.822        4.764        4.694        4.610        4.410        4.163
Average Life (Years)       11.626        5.465        4.150        3.280        2.670        1.881        1.392
Modified Duration           7.759        4.265        3.399        2.785        2.329        1.703        1.292
Principal Window Begin   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004
Principal Window End     11/25/2034   11/25/2034   11/25/2034   11/25/2034   11/25/2034   11/25/2034   01/25/2032
Principal # Months           360          360          360          360          360          360          326

4-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%           30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             5.001        4.928        4.865        4.788        4.698        4.489        4.236
Average Life (Years)       12.117        5.598        4.225        3.325        2.697        1.892        1.398
Modified Duration           7.948        4.329        3.439        2.810        2.345        1.711        1.296
Principal Window Begin   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004
Principal Window End     11/25/2034   11/25/2034   11/25/2034   11/25/2034   11/25/2034   11/25/2034   02/25/2032
Principal # Months           360          360          360          360          360          360          327

Banc of America Securities LLC                                                15
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 49.71% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                   Collateral Summary    Range (if applicable)
                                                   ------------------   ----------------------
Total Outstanding Loan Balance                           $96,271,775
Total Number of Loans                                            188
Average Loan Principal Balance                              $512,084    $218,000 to $1,350,700
WA Gross Coupon                                               4.840%          3.500% to 6.000%
WA FICO                                                          728                624 to 837
WA Original Term (mos.)                                          360
WA Remaining Term (mos.)                                         359                358 to 360
WA OLTV                                                       72.20%          24.24% to 95.00%
WA Months to First Rate Adjustment Date                    35 months           34 to 36 months
Gross Margin                                                  2.250%
WA Rate Ceiling                                              10.840%         9.500% to 12.000%
Geographic Concentration of Mortgaged               CA   60.98%
Properties (Top 5 States) based on the Aggregate    FL    9.64%
Stated Principal Balance                            MA    2.96%
                                                    VA    2.66%
                                                    IL    2.18%

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                16
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Occupancy                          Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                   165       $82,672,249.18        85.87%
Second Home                          18        10,927,178.10        11.35
Investor Property                     5         2,672,348.18         2.78
------------------------------------------------------------------------------
Total:                              188       $96,271,775.46       100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Property Type                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence             122       $62,861,260.81        65.30%
PUD-Detached                         42        21,462,540.15        22.29
Condominium                          18         9,196,435.41         9.55
PUD-Attached                          5         2,042,412.09         2.12
2-Family                              1           709,127.00         0.74
------------------------------------------------------------------------------
Total:                              188       $96,271,775.46       100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Purpose                            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                            112       $56,736,330.29        58.93%
Refinance-Cashout                    43        21,466,109.40        22.30
Refinance-Rate/Term                  33        18,069,335.77        18.77
------------------------------------------------------------------------------
Total:                              188       $96,271,775.46       100.00%
==============================================================================

Banc of America Securities LLC                                                17
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                        of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Geographic Area                    Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                          114       $58,709,201.60        60.98%
Florida                              18         9,284,995.53         9.64
Massachusetts                         6         2,851,676.89         2.96
Virginia                              6         2,564,078.91         2.66
Illinois                              4         2,099,564.79         2.18
Michigan                              4         1,977,902.90         2.05
Arizona                               4         1,826,189.72         1.90
Georgia                               3         1,745,150.47         1.81
New Jersey                            3         1,657,999.00         1.72
Maryland                              3         1,592,576.12         1.65
Washington                            2         1,485,750.00         1.54
Wisconsin                             3         1,466,272.94         1.52
Texas                                 2         1,211,400.00         1.26
Kansas                                2           907,960.00         0.94
Oregon                                2           898,800.00         0.93
South Carolina                        2           833,055.70         0.87
Minnesota                             1           660,000.00         0.69
Missouri                              1           649,950.00         0.68
Nevada                                1           564,000.00         0.59
Indiana                               1           533,296.80         0.55
New Hampshire                         1           499,326.49         0.52
New Mexico                            1           492,000.00         0.51
District of Columbia                  1           479,200.00         0.50
Vermont                               1           434,452.70         0.45
Ohio                                  1           432,000.00         0.45
New York                              1           414,974.90         0.43
------------------------------------------------------------------------------
Total:                              188       $96,271,775.46       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.62% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                                           % of
                                                 Aggregate             Cut-Off Date
                                 Number Of   Stated Principal         Pool Principal
                                  Mortgage     Balance as of    Balance of the California
California State Distribution      Loans       Cut-Off Date           Mortgage Loans
-----------------------------------------------------------------------------------------
Northern California                  68       $33,953,307.41               57.83%
Southern California                  46        24,755,894.19               42.17
-----------------------------------------------------------------------------------------
Total:                              114       $58,709,201.60              100.00%
=========================================================================================

Banc of America Securities LLC                                                18
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan             Mortgage     Balance as of    Pool Principal
Principal Balances ($)             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
200,000.01 - 250,000.00               1       $   218,000.00          0.23%
300,000.01 - 350,000.00               9         3,084,500.00          3.20
350,000.01 - 400,000.00              38        14,143,191.20         14.69
400,000.01 - 450,000.00              32        13,716,512.72         14.25
450,000.01 - 500,000.00              37        17,562,551.88         18.24
500,000.01 - 550,000.00              15         7,983,566.54          8.29
550,000.01 - 600,000.00              17         9,821,927.66         10.20
600,000.01 - 650,000.00              13         8,192,215.90          8.51
650,000.01 - 700,000.00               5         3,411,144.44          3.54
700,000.01 - 750,000.00               6         4,414,939.84          4.59
750,000.01 - 800,000.00               5         3,930,222.38          4.08
800,000.01 - 850,000.00               1           825,000.00          0.86
850,000.01 - 900,000.00               3         2,622,302.90          2.72
900,000.01 - 950,000.00               2         1,842,500.00          1.91
950,000.01 - 1,000,000.00             2         1,962,500.00          2.04
1,000,000.01 - 1,500,000.00           2         2,540,700.00          2.64
------------------------------------------------------------------------------
Total:                              188       $96,271,775.46        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $512,084.

Banc of America Securities LLC                                                19
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value            Mortgage     Balance as of    Pool Principal
Ratios (%)                         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
20.01 - 25.00                         1       $   798,922.38          0.83%
30.01 - 35.00                         1           460,000.00          0.48
35.01 - 40.00                         3         1,471,505.38          1.53
40.01 - 45.00                         3         1,560,314.74          1.62
45.01 - 50.00                         4         2,427,402.38          2.52
50.01 - 55.00                         8         4,825,946.51          5.01
55.01 - 60.00                         6         3,461,418.29          3.60
60.01 - 65.00                        11         7,197,384.12          7.48
65.01 - 70.00                        20        10,282,668.11         10.68
70.01 - 75.00                        15         8,068,092.03          8.38
75.01 - 80.00                       108        52,441,911.86         54.47
80.01 - 85.00                         2           840,000.00          0.87
85.01 - 90.00                         5         2,027,336.58          2.11
90.01 - 95.00                         1           408,873.08          0.42
------------------------------------------------------------------------------
Total:                              188       $96,271,775.46        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 72.20%.

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
3.251 - 3.500                         1       $   922,500.00          0.96%
3.751 - 4.000                         2           963,796.16          1.00
4.001 - 4.250                         5         2,777,205.26          2.88
4.251 - 4.500                        26        13,616,130.29         14.14
4.501 - 4.750                        52        27,219,623.48         28.27
4.751 - 5.000                        63        30,250,527.81         31.42
5.001 - 5.250                        25        13,075,145.87         13.58
5.251 - 5.500                        10         5,138,926.59          5.34
5.501 - 5.750                         1           455,920.00          0.47
5.751 - 6.000                         3         1,852,000.00          1.92
------------------------------------------------------------------------------
Total:                              188       $96,271,775.46        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 1 Mortgage Loans is expected to be approximately 4.840% per annum.

                   Gross Margins of the Group 1 Mortgage Loans

Banc of America Securities LLC                                                20
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Gross Margin (%)                   Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                               188       $96,271,775.46        100.00%
------------------------------------------------------------------------------
Total:                              188       $96,271,775.46        100.00%
==============================================================================

                Rate Ceilings of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                  Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
9.251 - 9.500                         1       $   922,500.00          0.96%
9.751 - 10.000                        2           963,796.16          1.00
10.001 - 10.250                       5         2,777,205.26          2.88
10.251 - 10.500                      26        13,616,130.29         14.14
10.501 - 10.750                      52        27,219,623.48         28.27
10.751 - 11.000                      63        30,250,527.81         31.42
11.001 - 11.250                      25        13,075,145.87         13.58
11.251 - 11.500                      10         5,138,926.59          5.34
11.501 - 11.750                       1           455,920.00          0.47
11.751 - 12.000                       3         1,852,000.00          1.92
------------------------------------------------------------------------------
Total:                              188       $96,271,775.46        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 10.840% per annum.

         First Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
September 1, 2007                     5         2,436,801.38          2.53%
October 1, 2007                     119        59,457,064.08         61.76
November 1, 2007                     64       $34,377,910.00         35.71
------------------------------------------------------------------------------
Total:                              188       $96,271,775.46        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

               Remaining Terms of the Group 1 Mortgage Loans /(1)/

Banc of America Securities LLC                                                21
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Remaining Term (Months)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
341 - 360                           188       $96,271,775.46        100.00%
------------------------------------------------------------------------------
Total:                              188       $96,271,775.46        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.

         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Credit Scores                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                             9       $ 4,998,331.72          5.19%
751 - 800                            54        29,477,315.90         30.62
701 - 750                            72        35,343,542.97         36.71
651 - 700                            38        18,372,587.04         19.08
601 - 650                            13         7,251,597.83          7.53
Not Scored                            2           828,400.00          0.86
------------------------------------------------------------------------------
Total:                              188       $96,271,775.46        100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                22
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 65.79% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 4.67% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                   Collateral Summary   Range (if applicable)
                                                   ------------------   ---------------------
Total Outstanding Loan Balance                        $394,612,731
Total Number of Loans                                          814
Average Loan Principal Balance                            $484,782      $48,887 to $1,500,000
WA Gross Coupon                                             5.063%           3.500% to 6.375%
WA FICO                                                        734                 620 to 816
WA Original Term (mos.)                                        360                 180 to 360
WA Remaining Term (mos.)                                       359                 179 to 360
WA OLTV                                                     72.14%           12.89% to 95.00%
WA Months to First Rate Adjustment Date                  59 months            55 to 60 months
Gross Margin                                                2.250%
WA Rate Ceiling                                            10.063%          8.500% to 11.375%
Geographic Concentration of Mortgaged              CA   58.45%
Properties (Top 5 States) based on the Aggregate   FL    7.08%
Stated Principal Balance                           VA    4.91%
                                                   MD    3.15%
                                                   IL    2.85%
---------------------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

Banc of America Securities LLC                                                23
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Occupancy                          Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                   735       $354,645,647.90        89.87%
Second Home                          61         32,956,956.14         8.35
Investor Property                    18          7,010,127.28         1.78
------------------------------------------------------------------------------
Total:                              814       $394,612,731.32       100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Property Type                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence             463       $226,132,148.52        57.30%
PUD-Detached                        186         92,929,490.03        23.55
Condominium                         130         58,835,355.52        14.91
PUD-Attached                         21          8,146,832.27         2.06
2-Family                              5          2,989,109.98         0.76
3-Family                              2          2,748,813.95         0.70
Townhouse                             4          1,537,000.00         0.39
Cooperative                           2            834,496.50         0.21
4-Family                              1            459,484.55         0.12
------------------------------------------------------------------------------
Total:                              814       $394,612,731.32       100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Purpose                            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                            463       $223,816,589.48        56.72%
Refinance-Rate/Term                 202        102,311,753.16        25.93
Refinance-Cashout                   149         68,484,388.68        17.35
------------------------------------------------------------------------------
Total:                              814       $394,612,731.32       100.00%
==============================================================================

              Geographical Distribution of the Mortgage Properties
                        of the Group 2 Mortgage Loans /(1)/

Banc of America Securities LLC                                                24
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
Geographic Area                    Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                          449       $230,648,768.45        58.45%
Florida                              68         27,948,467.59         7.08
Virginia                             44         19,387,316.45         4.91
Maryland                             29         12,418,403.92         3.15
Illinois                             22         11,253,815.55         2.85
Colorado                             19          9,771,196.83         2.48
Georgia                              14          7,371,382.89         1.87
Washington                           17          7,293,255.73         1.85
North Carolina                       14          7,219,448.31         1.83
Nevada                               17          7,210,667.88         1.83
District of Columbia                 14          7,030,209.80         1.78
South Carolina                       14          6,353,920.00         1.61
Texas                                12          5,801,570.74         1.47
Arizona                              13          5,149,595.02         1.30
Massachusetts                        10          4,643,048.03         1.18
Missouri                              7          3,562,646.29         0.90
New Jersey                            6          3,556,226.82         0.90
Pennsylvania                          5          1,928,242.33         0.49
Wisconsin                             4          1,818,622.47         0.46
Hawaii                                4          1,775,500.00         0.45
Connecticut                           4          1,758,073.25         0.45
Tennessee                             3          1,635,536.54         0.41
Minnesota                             3          1,440,800.00         0.37
New York                              3          1,386,796.50         0.35
Michigan                              5          1,358,523.55         0.34
Oregon                                3            843,600.00         0.21
Ohio                                  3            781,012.17         0.20
Vermont                               1            600,000.00         0.15
Oklahoma                              1            591,162.03         0.15
Rhode Island                          1            460,000.00         0.12
Maine                                 1            370,722.18         0.09
Utah                                  1            367,200.00         0.09
Alabama                               1            364,000.00         0.09
New Mexico                            1            360,000.00         0.09
Iowa                                  1            153,000.00         0.04
------------------------------------------------------------------------------
Total:                              814       $394,612,731.32       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 0.83% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

    California State Distribution of the Mortgaged Properties of the Group 2
                                 Mortgage Loans

Banc of America Securities LLC                                                25
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                          % of
                                                 Aggregate            Cut-Off Date
                                 Number Of   Stated Principal        Pool Principal
                                  Mortgage     Balance as of         Balance of the
California State Distribution      Loans       Cut-Off Date     California Mortgage Loans
-----------------------------------------------------------------------------------------
Northern California                 238       $123,057,100.94             53.35%
Southern California                 211        107,591,667.51             46.65
-----------------------------------------------------------------------------------------
Total:                              449       $230,648,768.45            100.00%
=========================================================================================

  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan            Mortgage      Balance as of    Pool Principal
Principal Balances ($)             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
0.01 - 50,000.00                      1       $     48,887.49         0.01%
50,000.01 - 100,000.00                6            522,624.90         0.13
100,000.01 - 150,000.00              10          1,308,459.00         0.33
150,000.01 - 200,000.00              14          2,470,147.70         0.63
200,000.01 - 250,000.00              12          2,774,764.00         0.70
250,000.01 - 300,000.00              14          3,759,360.23         0.95
300,000.01 - 350,000.00              46         15,599,335.93         3.95
350,000.01 - 400,000.00             186         70,400,124.60        17.84
400,000.01 - 450,000.00             127         54,367,557.16        13.78
450,000.01 - 500,000.00             115         55,033,219.67        13.95
500,000.01 - 550,000.00              77         40,767,612.75        10.33
550,000.01 - 600,000.00              66         38,113,813.87         9.66
600,000.01 - 650,000.00              48         30,320,040.54         7.68
650,000.01 - 700,000.00              17         11,567,378.48         2.93
700,000.01 - 750,000.00              24         17,505,568.58         4.44
750,000.01 - 800,000.00               7          5,517,200.00         1.40
800,000.01 - 850,000.00               6          4,931,641.83         1.25
850,000.01 - 900,000.00               6          5,305,400.00         1.34
900,000.01 - 950,000.00               7          6,533,805.39         1.66
950,000.01 - 1,000,000.00            15         14,805,432.85         3.75
1,000,000.01 - 1,500,000.00          10         12,960,356.35         3.28
------------------------------------------------------------------------------
Total:                              814       $394,612,731.32       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $484,782.

Banc of America Securities LLC                                                26
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value            Mortgage     Balance as of    Pool Principal
Ratios (%)                          Loans      Cut-Off Date         Balance
------------------------------------------------------------------------------
10.01 - 15.00                         1       $    428,500.00         0.11%
15.01 - 20.00                         1            485,416.04         0.12
20.01 - 25.00                         1            632,108.70         0.16
25.01 - 30.00                         4          2,070,369.12         0.52
30.01 - 35.00                         3          1,220,335.00         0.31
35.01 - 40.00                        10          5,470,634.15         1.39
40.01 - 45.00                        13          6,023,423.06         1.53
45.01 - 50.00                        26         13,728,654.44         3.48
50.01 - 55.00                        23         13,974,965.12         3.54
55.01 - 60.00                        37         17,669,617.12         4.48
60.01 - 65.00                        41         23,495,495.04         5.95
65.01 - 70.00                        76         42,491,815.42        10.77
70.01 - 75.00                        94         44,489,685.32        11.27
75.01 - 80.00                       452        211,025,686.89        53.48
80.01 - 85.00                         3          1,589,300.00         0.40
85.01 - 90.00                        16          6,108,263.39         1.55
90.01 - 95.00                        13          3,708,462.51         0.94
------------------------------------------------------------------------------
Total:                              814       $394,612,731.32       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 72.14%.

Banc of America Securities LLC                                                27
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

        Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
Mortgage Interest Rates (%)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
3.251 - 3.500                         1       $    678,306.40         0.17%
3.501 - 3.750                         5          3,166,134.82         0.80
3.751 - 4.000                         4          2,290,000.00         0.58
4.001 - 4.250                         6          3,190,317.43         0.81
4.251 - 4.500                        46         21,908,048.80         5.55
4.501 - 4.750                        90         46,044,819.64        11.67
4.751 - 5.000                       253        124,343,235.75        31.51
5.001 - 5.250                       203        100,110,492.73        25.37
5.251 - 5.500                       146         67,364,449.02        17.07
5.501 - 5.750                        45         18,027,457.06         4.57
5.751 - 6.000                        11          5,035,765.72         1.28
6.001 - 6.250                         3          2,024,313.95         0.51
6.251 - 6.500                         1            429,390.00         0.11
------------------------------------------------------------------------------
Total:                              814       $394,612,731.32       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 2 Mortgage Loans is expected to be approximately 5.063% per annum.

                  Gross Margins of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
Gross Margin (%)                   Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                               814       $394,612,731.32       100.00%
------------------------------------------------------------------------------
Total:                              814       $394,612,731.32       100.00%
==============================================================================

Banc of America Securities LLC                                                28
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

                 Rate Ceilings of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
Rate Ceilings (%)                  Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
8.251 - 8.500                         1       $    678,306.40         0.17%
8.501 - 8.750                         5          3,166,134.82         0.80
8.751 - 9.000                         4          2,290,000.00         0.58
9.001 - 9.250                         6          3,190,317.43         0.81
9.251 - 9.500                        46         21,908,048.80         5.55
9.501 - 9.750                        90         46,044,819.64        11.67
9.751 - 10.000                      253        124,343,235.75        31.51
10.001 - 10.250                     203        100,110,492.73        25.37
10.251 - 10.500                     146         67,364,449.02        17.07
10.501 - 10.750                      45         18,027,457.06         4.57
10.751 - 11.000                      11          5,035,765.72         1.28
11.001 - 11.250                       3          2,024,313.95         0.51
11.251 - 11.500                       1            429,390.00         0.11
------------------------------------------------------------------------------
Total:                              814       $394,612,731.32       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 10.063% per annum.

          First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
First Rate Adjustment Date         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
June 1, 2009                          3            743,574.90         0.19%
July 1, 2009                         13          3,333,419.06         0.84
August 1, 2009                       15       $  3,357,237.70         0.85
September 1, 2009                    44         16,940,593.91         4.29
October 1, 2009                     534        266,356,065.63        67.50
November 1, 2009                    205        103,881,840.12        26.33
------------------------------------------------------------------------------
Total:                              814       $394,612,731.32       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

Banc of America Securities LLC                                                29
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

                Remaining Terms of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
Remaining Term (Months)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
161 - 180                             1       $    577,852.62         0.15%
341 - 360                           813        394,034,878.70        99.85
------------------------------------------------------------------------------
Total:                              814       $394,612,731.32       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
Credit Scores                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                            22       $ 11,722,974.22         2.97%
751 - 800                           314        160,601,403.73        40.70
701 - 750                           260        123,014,353.90        31.17
651 - 700                           170         78,963,214.83        20.01
601 - 650                            44         18,411,651.39         4.67
Not Scored                            4          1,899,133.25         0.48
------------------------------------------------------------------------------
Total:                              814       $394,612,731.32       100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                30
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 43.53% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                   Collateral Summary    Range (if applicable)
                                                   ------------------   ----------------------
Total Outstanding Loan Balance                         $59,437,005
Total Number of Loans                                          110
Average Loan Principal Balance                         $   540,336      $336,000 to $1,348,719
WA Gross Coupon                                             5.434%            4.250% to 6.250%
WA FICO                                                        737                  621 to 805
WA Original Term (mos.)                                        360
WA Remaining Term (mos.)                                       359                  358 to 360
WA OLTV                                                     71.29%            16.46% to 80.00%
WA Months to First Rate Adjustment Date                  83 months             82 to 84 months
Gross Margin                                                2.250%
WA Rate Ceiling                                            10.434%           9.250% to 11.250%
Geographic Concentration of Mortgaged              CA   45.29%
Properties (Top 5 States) based on the Aggregate   FL    7.51%
Stated Principal Balance                           MD    6.72%
                                                   WA    5.58%
                                                   IL    4.88%

Banc of America Securities LLC                                                31
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

     Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Occupancy                          Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                    97       $52,434,806.80         88.22%
Second Home                          13         7,002,197.83         11.78
------------------------------------------------------------------------------
Total:                              110       $59,437,004.63        100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Property Type                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence              72       $38,349,881.03         64.52%
PUD-Detached                         28        15,467,072.19         26.02
Condominium                           5         2,868,671.41          4.83
PUD-Attached                          4         1,936,380.00          3.26
3-Family                              1           815,000.00          1.37
------------------------------------------------------------------------------
Total:                              110       $59,437,004.63        100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Purpose                            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                             64       $33,934,804.24        57.09%
Refinance-Rate/Term                  27        15,390,669.16        25.89
Refinance-Cashout                    19        10,111,531.23        17.01
------------------------------------------------------------------------------
Total:                              110       $59,437,004.63       100.00%
==============================================================================

Banc of America Securities LLC                                                32
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

       Geographical Distribution of the Mortgage Properties of the Group 3
                              Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Geographic Area                    Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                           47       $26,921,049.11        45.29%
Florida                               8         4,461,826.79         7.51
Maryland                              8         3,994,094.04         6.72
Washington                            7         3,314,595.22         5.58
Illinois                              4         2,901,937.29         4.88
North Carolina                        4         2,148,673.36         3.62
South Carolina                        4         1,851,948.92         3.12
Virginia                              4         1,705,080.00         2.87
Texas                                 3         1,702,000.00         2.86
Colorado                              3         1,692,951.57         2.85
Utah                                  1         1,348,719.06         2.27
Nevada                                3         1,290,259.06         2.17
Arizona                               2         1,138,598.09         1.92
Massachusetts                         2           726,250.00         1.22
Oregon                                1           514,000.00         0.86
Maine                                 1           440,000.00         0.74
District of Columbia                  1           439,920.00         0.74
Idaho                                 1           439,518.39         0.74
New York                              1           429,518.16         0.72
Minnesota                             1           425,544.58         0.72
Tennessee                             1           407,520.99         0.69
Michigan                              1           392,000.00         0.66
New Jersey                            1           376,000.00         0.63
Georgia                               1           375,000.00         0.63
------------------------------------------------------------------------------
Total:                              110       $59,437,004.63       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.42% of the Group 3
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 3 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                                           % of
                                                 Aggregate             Cut-Off Date
                                 Number Of   Stated Principal         Pool Principal
                                  Mortgage     Balance as of          Balance of the
California State Distribution      Loans       Cut-Off Date     California Mortgage Loans
-----------------------------------------------------------------------------------------
Southern California                  24       $15,142,737.39              56.25%
Northern California                  23        11,778,311.72              43.75
-----------------------------------------------------------------------------------------
Total:                               47       $26,921,049.11             100.00%
=========================================================================================

Banc of America Securities LLC                                                33
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

  Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan             Mortgage     Balance as of    Pool Principal
Principal Balances ($)             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
300,000.01 - 350,000.00               4       $ 1,356,855.41          2.28%
350,000.01 - 400,000.00              22         8,336,686.31         14.03
400,000.01 - 450,000.00              24        10,338,357.07         17.39
450,000.01 - 500,000.00               9         4,318,108.81          7.27
500,000.01 - 550,000.00              12         6,280,968.16         10.57
550,000.01 - 600,000.00               6         3,485,481.59          5.86
600,000.01 - 650,000.00               8         5,071,007.25          8.53
650,000.01 - 700,000.00               6         4,053,942.28          6.82
700,000.01 - 750,000.00               7         5,067,953.65          8.53
750,000.01 - 800,000.00               1           788,000.00          1.33
800,000.01 - 850,000.00               6         4,995,077.28          8.40
850,000.01 - 900,000.00               1           850,400.00          1.43
950,000.01 - 1,000,000.00             2         1,997,705.41          3.36
1,000,000.01 - 1,500,000.00           2         2,496,461.41          4.20
------------------------------------------------------------------------------
Total:                              110       $59,437,004.63        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $540,336.

Banc of America Securities LLC                                                34
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value            Mortgage     Balance as of    Pool Principal
Ratios (%)                         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
15.01 - 20.00                         1       $   998,879.45          1.68%
20.01 - 25.00                         1           424,545.65          0.71
25.01 - 30.00                         1           440,000.00          0.74
30.01 - 35.00                         1           374,589.54          0.63
35.01 - 40.00                         1           615,675.37          1.04
40.01 - 45.00                         3         1,399,935.38          2.36
45.01 - 50.00                         1           487,465.85          0.82
50.01 - 55.00                         2         1,500,000.00          2.52
55.01 - 60.00                         5         2,533,008.07          4.26
60.01 - 65.00                         4         2,999,260.51          5.05
65.01 - 70.00                         7         4,132,441.60          6.95
70.01 - 75.00                        21        11,587,879.16         19.50
75.01 - 80.00                        62        31,943,324.05         53.74
------------------------------------------------------------------------------
Total:                              110       $59,437,004.63        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 71.29%.

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
4.001 - 4.250                         1       $   599,173.36          1.01%
4.501 - 4.750                         4         2,355,507.74          3.96
4.751 - 5.000                         5         2,209,022.92          3.72
5.001 - 5.250                        19        10,233,544.19         17.22
5.251 - 5.500                        54        29,398,930.43         49.46
5.501 - 5.750                        17         7,769,432.35         13.07
5.751 - 6.000                         8         5,186,674.58          8.73
6.001 - 6.250                         2         1,684,719.06          2.83
------------------------------------------------------------------------------
Total:                              110       $59,437,004.63        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 3 Mortgage Loans is expected to be approximately 5.434% per annum.

Banc of America Securities LLC                                                35
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

                   Gross Margins of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Gross Margin (%)                   Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                               110       $59,437,004.63        100.00%
------------------------------------------------------------------------------
Total:                              110       $59,437,004.63        100.00%
==============================================================================

                Rate Ceilings of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                  Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
9.001 - 10.000                       10       $ 5,163,704.02          8.69%
10.001 - 11.000                      98        52,588,581.55         88.48
11.001 - 12.000                       2         1,684,719.06          2.83
------------------------------------------------------------------------------
Total:                              110       $59,437,004.63        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 10.434% per annum.

         First Rate Adjustment Date of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
September 1, 2011                     1           407,146.00          0.69%
October 1, 2011                      70        38,505,911.13         64.78
November 1, 2011                     39       $20,523,947.50         34.53
------------------------------------------------------------------------------
Total:                              110       $59,437,004.63        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

Banc of America Securities LLC                                                36
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Remaining Term (Months)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
341 - 360                           110       $59,437,004.63        100.00%
------------------------------------------------------------------------------
Total:                              110       $59,437,004.63        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Credit Scores                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                             2       $ 1,678,000.00          2.82%
751 - 800                            41        22,976,214.66         38.66
701 - 750                            43        22,166,932.34         37.29
651 - 700                            17         8,711,608.71         14.66
601 - 650                             6         3,544,692.28          5.96
Not Scored                            1           359,556.64          0.60
------------------------------------------------------------------------------
Total:                              110       $59,437,004.63        100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                37
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 4 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 4 Mortgage Loans

The Group 4 Mortgage Loans consist of 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 64.42% of the Group 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                        Collateral Summary    Range (if applicable)
                                                        ------------------   ----------------------
Total Outstanding Loan Balance                              $59,199,740
Total Number of Loans                                               109
Average Loan Principal Balance                              $   543,117      $335,263 to $1,198,747
WA Gross Coupon                                                  5.587%            4.750% to 6.500%
WA FICO                                                             742                  636 to 809
WA Original Term (mos.)                                             360
WA Remaining Term (mos.)                                            359                  358 to 360
WA OLTV                                                          71.30%            21.10% to 95.00%
WA Months to First Adjustment Date                           119 months           118 to 120 months
Gross Margin                                                     2.250%
WA Rate Ceiling                                                 10.587%           9.750% to 11.500%
Geographic Concentration of Mortgaged Properties (Top   CA   44.30%
5 States) based on the Aggregate Stated Principal       DC   11.57%
Balance                                                 VA    9.68%
                                                        MD    6.21%
                                                        FL    6.08%
----------------------------------------------------------------------------------------------------

Banc of America Securities LLC                                                38
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Occupancy                          Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                    99       $53,530,350.04         90.42%
Second Home                           9         5,061,889.96          8.55
Investor Property                     1           607,500.00          1.03
------------------------------------------------------------------------------
Total:                              109       $59,199,740.00        100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 4 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Property Type                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence              69       $37,810,998.61         63.87%
PUD-Detached                         30        16,190,368.12         27.35
Condominium                           9         4,702,929.06          7.94
PUD-Attached                          1           495,444.21          0.84
------------------------------------------------------------------------------
Total:                              109       $59,199,740.00        100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 4 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Purpose                            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                             69       $38,856,702.20        65.64%
Refinance-Rate/Term                  23        12,264,511.89        20.72
Refinance-Cashout                    17         8,078,525.91        13.65
------------------------------------------------------------------------------
Total:                              109       $59,199,740.00        100.00%
==============================================================================

Banc of America Securities LLC                                                39
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                       of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal   Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Geographic Area                    Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                           46       $26,224,518.96         44.30%
District of Columbia                 12         6,849,624.18         11.57
Virginia                             13         5,732,653.99          9.68
Maryland                              8         3,673,506.48          6.21
Florida                               6         3,598,617.79          6.08
Colorado                              6         3,483,530.17          5.88
Arizona                               2         1,236,771.34          2.09
South Carolina                        2         1,148,000.00          1.94
North Carolina                        3         1,107,808.09          1.87
Texas                                 2           999,920.00          1.69
Georgia                               1           900,000.00          1.52
Nevada                                2           812,589.00          1.37
Illinois                              1           750,000.00          1.27
New York                              1           679,200.00          1.15
Massachusetts                         1           675,000.00          1.14
Connecticut                           1           550,000.00          0.93
New Jersey                            1           400,000.00          0.68
Ohio                                  1           378,000.00          0.64
------------------------------------------------------------------------------
Total:                              109       $59,199,740.00        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.59% of the Group 4
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 4 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                                           % of
                                                 Aggregate             Cut-Off Date
                                 Number Of   Stated Principal         Pool Principal
                                  Mortgage     Balance as of    Balance of the California
California State Distribution      Loans       Cut-Off Date           Mortgage Loans
-----------------------------------------------------------------------------------------
Northern California                  25       $14,630,035.84              55.79%
Southern California                  21        11,594,483.12              44.21
-----------------------------------------------------------------------------------------
Total:                               46       $26,224,518.96             100.00%
=========================================================================================

  Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans /(1)/

Banc of America Securities LLC                                                40
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan             Mortgage     Balance as of    Pool Principal
Principal Balances ($)             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
300,000.01 - 350,000.00               5       $ 1,711,262.75          2.89%
350,000.01 - 400,000.00              21         8,024,406.13         13.55
400,000.01 - 450,000.00              14         5,993,698.26         10.12
450,000.01 - 500,000.00              19         9,180,536.90         15.51
500,000.01 - 550,000.00               8         4,248,519.61          7.18
550,000.01 - 600,000.00               5         2,923,064.28          4.94
600,000.01 - 650,000.00              10         6,355,809.73         10.74
650,000.01 - 700,000.00              12         8,105,952.96         13.69
700,000.01 - 750,000.00               7         5,124,170.79          8.66
750,000.01 - 800,000.00               1           774,171.47          1.31
800,000.01 - 850,000.00               1           833,000.00          1.41
850,000.01 - 900,000.00               2         1,794,400.00          3.03
950,000.01 - 1,000,000.00             3         2,932,000.00          4.95
1,000,000.01 - 1,500,000.00           1         1,198,747.12          2.02
------------------------------------------------------------------------------
Total:                              109       $59,199,740.00        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $543,117.

        Original Loan-To-Value Ratios of the Group 4 Mortgage Loans /(1)/

Banc of America Securities LLC                                                41
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value            Mortgage     Balance as of    Pool Principal
Ratios (%)                         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
20.01 - 25.00                         1       $   499,439.72          0.84%
30.01 - 35.00                         2           946,530.17          1.60
35.01 - 40.00                         2         1,318,700.00          2.23
40.01 - 45.00                         2           929,572.37          1.57
45.01 - 50.00                         2         1,239,323.73          2.09
50.01 - 55.00                         4         2,153,568.09          3.64
55.01 - 60.00                         3         1,684,600.00          2.85
60.01 - 65.00                         9         5,546,170.79          9.37
65.01 - 70.00                        10         5,591,290.10          9.44
70.01 - 75.00                        15         7,984,736.87         13.49
75.01 - 80.00                        57        30,585,808.16         51.67
85.01 - 90.00                         1           378,000.00          0.64
90.01 - 95.00                         1           342,000.00          0.58
------------------------------------------------------------------------------
Total:                              109       $59,199,740.00        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 71.30%.

       Current Mortgage Interest Rates of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
4.501 - 4.750                         1       $   451,000.00          0.76%
4.751 - 5.000                         7         4,501,595.69          7.60
5.001 - 5.250                        13         6,170,790.65         10.42
5.251 - 5.500                        25        14,106,829.51         23.83
5.501 - 5.750                        36        20,685,997.59         34.94
5.751 - 6.000                        21        10,415,426.56         17.59
6.001 - 6.250                         3         1,375,000.00          2.32
6.251 - 6.500                         3         1,493,100.00          2.52
------------------------------------------------------------------------------
Total:                              109       $59,199,740.00        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 4 Mortgage Loans is expected to be approximately 5.587% per annum.

                   Gross Margins of the Group 4 Mortgage Loans

Banc of America Securities LLC                                                42
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Gross Margin (%)                   Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                               109       $59,199,740.00        100.00%
------------------------------------------------------------------------------
Total:                              109       $59,199,740.00        100.00%
==============================================================================

                Rate Ceilings of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                  Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
9.001 - 10.000                        8       $ 4,952,595.69          8.37%
10.001 - 11.000                      95        51,379,044.31         86.79
11.001 - 12.000                       6         2,868,100.00          4.84
------------------------------------------------------------------------------
Total:                              109       $59,199,740.00        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 4
     Mortgage Loans is expected to be approximately 10.587% per annum.

         First Rate Adjustment Date of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
September 1, 2014                     4         1,933,548.34          3.27%
October 1, 2014                      69        37,521,258.66         63.38
November 1, 2014                     36       $19,744,933.00         33.35
------------------------------------------------------------------------------
Total:                              109       $59,199,740.00        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 119 months.

               Remaining Terms of the Group 4 Mortgage Loans /(1)/

Banc of America Securities LLC                                                43
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-K $587,881,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Remaining Term (Months)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
341 - 360                           109       $59,199,740.00        100.00%
------------------------------------------------------------------------------
Total:                              109       $59,199,740.00        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Credit Scores                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                             5       $ 2,506,592.81          4.23%
751 - 800                            46        26,610,929.46         44.95
701 - 750                            34        18,247,223.01         30.82
651 - 700                            21        10,422,070.99         17.60
601 - 650                             3         1,412,923.73          2.39
------------------------------------------------------------------------------
Total:                              109       $59,199,740.00        100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                44
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities
--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2004-K $587,881,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2, 3-A-1 and 4-A-1 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO] Bank of America (R)

November 15, 2004

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------

..   Preliminary Summary of Certificates (To Roll)                         pg. 3

..   Preliminary Summary of Certificates (To Maturity)                     pg. 4

..   Preliminary Summary of Terms                                          pg. 5

..   Preliminary Credit Support                                            pg. 11

..   Preliminary Priority of Distributions                                 pg. 11

..   Preliminary Bond Summary (To Roll)                                    pg. 12

..   Preliminary Bond Summary (To Maturity)                                pg. 14

..   Collateral Characteristics (Group 1)                                  pg. 16

..   Collateral Characteristics (Group 2)                                  pg. 23

..   Collateral Characteristics (Group 3)                                  pg. 31

..   Collateral Characteristics (Group 4)                                  pg. 38

                                                                               2

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                       Preliminary Summary of Certificates
--------------------------------------------------------------------------------
                                  To Roll/(1)/

--------------------------------------------------------------------------------------------------------------
                                                                         Expected
                                                    Est.   Est. Prin.   Maturity to              Expected
           Approx.                                  WAL      Window     Roll @ 25%    Delay       Ratings
Class     Size/(2)/    Interest - Principal Type   (yrs)      (mos)         CPR        Days   (Fitch/ Moody's)
-----   ------------   -------------------------   -----   ----------   -----------   -----   ----------------
Offered Certificates
1-A-1     42,854,000   Variable - Pass-thru/(3)/    1.93     1 - 35       10/25/07      24        AAA/Aaa
1-A-2     50,000,000   Variable - Pass-thru/(3)/    1.93     1 - 35       10/25/07      24        AAA/Aaa
2-A-1    100,000,000   Variable - Pass-thru/(4)/    2.56     1 - 59       10/25/09      24        AAA/Aaa
2-A-2    280,603,000   Variable - Pass-thru/(4)/    2.56     1 - 59       10/25/09      24        AAA/Aaa
3-A-1     57,326,000   Variable - Pass-thru/(5)/    2.89     1 - 83       10/25/11      24        AAA/Aaa
4-A-1     57,098,000   Variable - Pass-thru/(6)/    3.16     1 - 119      10/25/14      24        AAA/Aaa

Not Offered Hereunder
B-1     $ 10,973,000                                                                                 N.A.
B-2        4,267,000                                                                                 N.A.
B-3        2,133,000                                                                                 N.A.
B-4        1,524,000                                                                                 N.A.
B-5        1,219,000                                                                                 N.A.
B-6        1,524,151                                                                                 N.A.
1-A-R            100                                                                                 N.A.
1-IO             TBD   Fixed -Interest Only                                                          N.A.
2-IO             TBD   Fixed -Interest Only                                                          N.A.
3-IO             TBD   Fixed -Interest Only                                                          N.A.
4-IO             TBD   Fixed -Interest Only                                                          N.A.
--------------------------------------------------------------------------------------------------------------

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of October 2007, October 2009, October 2011 and October 2014 respectively.

/(2)/ Class sizes are subject to change.

/(3)/ For each Distribution Date occurring prior to November 2007, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ] % for the Class 1-A-1 and Class 1-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after November 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(4)/ For each Distribution Date occurring prior to November 2009, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ] % for the Class 2-A-1 and Class 2-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after November 2009, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(5)/ For each Distribution Date occurring prior to November 2011, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after November 2011, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(6)/ For each Distribution Date occurring prior to November 2014, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after November 2014, interest will accrue on the Group 4-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

                                                                               3

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                      Preliminary Summary of Certificates
--------------------------------------------------------------------------------
                                  To Maturity
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                    Est.   Est. Prin.     Expected                 Expected
           Approx.                                  WAL      Window         Final       Delay       Ratings
Class     Size/(1)/    Interest - Principal Type   (yrs)   (mos)/(2)/   Maturity/(2)/    Days   (Fitch/Moody's)
-----   ------------   -------------------------   -----   ----------   -------------   -----   ---------------
Offered Certificates
1-A-1     42,854,000   Variable - Pass-thru/(3)/    3.25     1 - 360       11/25/34       24        AAA/Aaa
1-A-2     50,000,000   Variable - Pass-thru/(3)/    3.25     1 - 360       11/25/34       24        AAA/Aaa
2-A-1    100,000,000   Variable - Pass-thru/(4)/    3.29     1 - 360       11/25/34       24        AAA/Aaa
2-A-2    280,603,000   Variable - Pass-thru/(4)/    3.29     1 - 360       11/25/34       24        AAA/Aaa
3-A-1     57,326,000   Variable - Pass-thru/(5)/    3.28     1 - 360       11/25/34       24        AAA/Aaa
4-A-1     57,098,000   Variable - Pass-thru/(6)/    3.32     1 - 360       11/25/34       24        AAA/Aaa
---------------------------------------------------------------------------------------------------------------

/(1)/ Class sizes are subject to change.

/(2)/ Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

/(3)/ For each Distribution Date occurring prior to November 2007, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ] % for the Class 1-A-1 and Class 1-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after November 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(4)/ For each Distribution Date occurring prior to November 2009, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ] % for the Class 2-A-1 and Class 2-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after November 2009, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(5)/ For each Distribution Date occurring prior to November 2011, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after November 2011, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(6)/ For each Distribution Date occurring prior to November 2014, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after November 2014, interest will accrue on the Group 4-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

                                                                               4

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Transaction:                     Banc of America Mortgage Securities, Inc.

                                 Mortgage Pass-Through Certificates, Series
                                 2004-K

Lead Manager (Book Runner):      Banc of America Securities LLC

Co-Managers:                     Bear, Stearns & Co. Inc. and Lehman Brothers
                                 Inc.

Seller and Servicer:             Bank of America, N.A.

Trustee:                         Wells Fargo Bank, N.A.

Rating Agencies:                 Fitch Ratings (Class A Certificates and
                                 Subordinate Certificates) and Moody's Investors
                                 Service, Inc. (Class A Certificates).

Transaction Size:                $609,521,251

Securities Offered:              $42,854,000 Class 1-A-1 Certificates
                                 $50,000,000 Class 1-A-2 Certificates
                                 $100,000,000 Class 2-A-1 Certificates
                                 $280,603,000 Class 2-A-2 Certificates
                                 $57,326,000 Class 3-A-1 Certificates
                                 $57,098,000 Class 4-A-1 Certificates

Group 1 Collateral:              3/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 49.71% of the Group 1 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Collateral:              5/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 65.79% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately
                                 4.67% of the Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:              7/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 43.53% of the Group 3 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 4 Collateral:              10/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first
                                 lien mortgage loans. The Group 4 Mortgage Loans
                                 have a fixed interest rate for approximately 10
                                 years and thereafter the Mortgage Loans have a
                                 variable interest rate. Approximately 64.42% of
                                 the Group 4 Mortgage Loans require only
                                 payments of interest until the month following
                                 the first rate adjustment date.
--------------------------------------------------------------------------------

                                                                               5

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Expected Pricing Date:           Week of November 15, 2004

Expected Closing Date:           November 29, 2004

Distribution Date:               25th of each month, or the next succeeding
                                 business day (First Payment Date: December 27,
                                 2004)

Cut-Off Date:                    November 1, 2004

Class A Certificates:            Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2, 3-A-1
                                 and 4-A-1 Certificates (the "Class A
                                 Certificates"). The Class 1-A-R Certificates are not offered hereunder.

Subordinate Certificates:        Class B-1, B-2, B-3, B-4, B-5 and B-6
                                 Certificates (the "Class B Certificates"). The
                                 Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:          Class 1-A-1, 1-A-2 and 1-A-R

Group 2-A Certificates:          Class 2-A-1 and 2-A-2

Group 3-A Certificates:          Class 3-A-1

Group 4-A Certificates:          Class 4-A-1

Day Count:                       30/360

Group 1, Group 2, Group 3 and    25% CPR
Group 4 Prepayment Speed:

Clearing:                        DTC, Clearstream and Euroclear

Denominations:

                                 Original Certificate      Minimum       Incremental
                                         Form           Denominations   Denominations
                                 --------------------   -------------   -------------
   Class A Offered
      Certificates                    Book Entry            $1,000            $1

SMMEA Eligibility:               The Class A Certificates and the Class B-1
                                 Certificates are expected to constitute
                                 "mortgage related securities" for purposes of SMMEA.

Tax Structure:                   REMIC

Optional Clean-up Call:          Any Distribution Date on or after which the
                                 Aggregate Principal Balance of the Mortgage
                                 Loans declines to 10% or less of the Aggregate
                                 Principal Balance as of the Cut-Off Date
                                 ("Cut-Off Date Pool Principal Balance").
--------------------------------------------------------------------------------

                                                                               6

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Principal Distribution:          Principal will be allocated to the certificates
                                 according to the Priority of Distributions: The
                                 Senior Principal Distribution Amount for Group
                                 1 will generally be allocated first to the Class 1-A-R and then concurrently to the Class
                                 1-A-1 and Class 1-A-2 Certificates until their class balances have been reduced to zero. The
                                 Senior Principal Distribution Amount for Group
                                 2 will generally be allocated concurrently to the Class 2-A-1 and Class 2-A-2 Certificates until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1 Certificates until their class balances have been reduced to zero. The Senior
                                 Principal Distribution Amount for Group 4 will generally be allocated to the Class 4-A-1
                                 Certificates until their class balances have been reduced to zero. The Subordinate Principal
                                 Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of one or more
                                 Groups (Please see the Priority of
                                 Distributions section.)

Interest Accrual:                Interest will accrue on the Class 1-A-1, Class
                                 1-A-2, Class 2-A-1, Class 2-A-2, Class 3-A-1 and Class 4-A-1 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, an "Interest
                                 Accrual Period"). The initial Interest Accrual
                                 Period will be deemed to have commenced on November 1, 2004. Interest which accrues on such class of Certificates during an Interest
                                 Accrual Period will be calculated on the assumption that distributions which reduce the class balances thereof on the Distribution Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period.
                                 Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Administrative Fee:              The Administrative Fees with respect to the
                                 Trust are payable out of the interest payments
                                 received on each Mortgage Loan. The
                                 "Administrative Fees" consist of (a) servicing
                                 compensation payable to the Servicer in respect
                                 of its servicing activities (the "Servicing
                                 Fee") and (b) fees paid to the Trustee. The
                                 Administrative Fees will accrue on the Stated
                                 Principal Balance of each Mortgage Loan at a
                                 rate (the "Administrative Fee Rate") equal to
                                 the sum of the Servicing Fee Rate for such
                                 Mortgage Loan and the Trustee Fee Rate. The
                                 "Trustee Fee Rate" will be 0.0035% per annum.
                                 The Servicing Fee Rate for Loan Group 1 will be
                                 0.375% per annum and the Servicing Fee Rate for
                                 Loan Group 2, Loan Group 3 and Loan Group 4
                                 will be 0.250% per annum.
--------------------------------------------------------------------------------

                                                                               7

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Compensating Interest:           The aggregate servicing fee payable to the
                                 Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such
                                 Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:      As to any Mortgage Loan and Distribution Date,
                                 the excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount:        The Pool Distribution Amount for each Loan
                                 Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related
                                 Servicing Fee) and principal due on the
                                 Mortgage Loans in such Loan Group on the due date in the month of such Distribution Date, together with any advances in respect thereof or any compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures, and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage
                                 Loans in such Loan Group, by foreclosure or otherwise, during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage
                                 Loans in such Loan Group during the calendar month preceding the month of such Distribution
                                 Date; and (iv) any substitution adjustment payments in connection with any defective
                                 Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan.
                                 Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:               The Senior Percentage for a Loan Group on any
                                 Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of such Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related Loan Group for such date.

Subordinate Percentage:          The Subordinate Percentage for a Loan Group for
                                 any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment           The Subordinate Prepayment Percentage for a
   Percentage:                   Loan Group for any Distribution Date will equal
                                 100% minus the Senior Prepayment Percentage for
                                 such Loan Group for such date.
--------------------------------------------------------------------------------

                                                                               8

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Senior Prepayment Percentage:    For the following Distribution Dates, will be
                                 as follows:

                                 Distribution Date                     Senior Prepayment Percentage
                                 -----------------                     ----------------------------
                                 December 2004 through November 2011   100%;
                                 December 2011 through November 2012   the applicable Senior Percentage plus, 70% of
                                                                       the applicable Subordinate Percentage;
                                 December 2012 through November 2013   the applicable Senior Percentage plus, 60% of
                                                                       the applicable Subordinate Percentage;
                                 December 2013 through November 2014   the applicable Senior Percentage plus, 40% of
                                                                       the applicable Subordinate Percentage;
                                 December 2014 through November 2015   the applicable Senior Percentage plus, 20% of
                                                                       the applicable Subordinate Percentage;
                                 December 2015 and thereafter          the applicable Senior Percentage;

                                 provided, however,

                                 (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all Groups divided by (y) the aggregate Principal Balance of all Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Loan Groups for such Distribution Date will equal 100%,

                                 (ii) if for each Group of Certificates on any
                                      Distribution Date prior to the December
                                      2007 Distribution Date, prior to giving
                                      effect to any distributions, the
                                      percentage equal to the aggregate class
                                      balance of the Subordinate Certificates
                                      divided by the aggregate Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

                                 (iii) if for each Group of Certificates on or
                                      after the December 2007 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.

--------------------------------------------------------------------------------

                                                                               9

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Principal Amount:                The Principal Amount for any Distribution Date
                                 and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment
                                 (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related due date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan
                                 Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                                 Group received with respect to such
                                 Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution
                                 Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution
                                 Date.

Senior Principal Distribution    The Senior Principal Distribution Amount for a
Amount:                          Loan Group for any Distribution Date will equal
                                 the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses
                                 (a) through (d) of the definition of "Principal
                                 Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Senior
                                 Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal            The Subordinate Principal Distribution Amount
Distribution Amount:             for a Loan Group for any Distribution Date will
                                 equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Subordinate
                                 Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.

--------------------------------------------------------------------------------

                                                                              10

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                           Preliminary Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                      -------------------------------------
                                     Class A
                             Credit Support (3.55%)
                      -------------------------------------
                                    Class B-1
                             Credit Support (1.75%)
                      -------------------------------------
                                    Class B-2
                             Credit Support (1.05%)
                      -------------------------------------
        Priority of                 Class B-3                 Order of
         Payment             Credit Support (0.70%)             Loss
                      -------------------------------------   Allocation
                                    Class B-4
                             Credit Support (0.45%)
                      -------------------------------------
                                    Class B-5
                             Credit Support (0.25%)
                      -------------------------------------
                                    Class B-6
                             Credit Support (0.00%)
                      -------------------------------------

--------------------------------------------------------------------------------
                      Preliminary Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                      Preliminary Priority of Distributions
       -------------------------------------------------------------------
                             First, to the Trustee;
       -------------------------------------------------------------------

       -------------------------------------------------------------------
        Second, to the Class 1-IO, Class 2-IO, Class 3-IO and Class 4-IO
                          Certificates to pay Interest;
       -------------------------------------------------------------------

       -------------------------------------------------------------------
        Third, to the Class A Certificates of each Group to pay Interest;
       -------------------------------------------------------------------

       -------------------------------------------------------------------
       Fourth, to the Class A Certificates of each Group to pay Principal;
       -------------------------------------------------------------------

       -------------------------------------------------------------------
         Fifth, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1 Certificates, until each class balance is zero; and
       -------------------------------------------------------------------

       -------------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
       -------------------------------------------------------------------

                                                                              11

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                  To Roll /(1)/
--------------------------------------------------------------------------------

1-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             3.810       3.793         3.783       3.772         3.759       3.729         3.691
Average Life (Years)        2.667       2.282         2.104       1.935         1.775       1.484         1.225
Modified Duration           2.482       2.132         1.969       1.814         1.668       1.401         1.162
Principal Window Begin   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004
Principal Window End     10/25/2007   10/25/2007   10/25/2007   10/25/2007   10/25/2007   10/25/2007   10/25/2007
Principal # Months           35           35           35           35           35           35           35

1-A-2
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-27             4.043       3.968         3.924       3.874         3.820       3.689         3.523
Average Life (Years)        2.667       2.282         2.104       1.935         1.775       1.484         1.225
Modified Duration           2.463       2.119         1.958       1.806         1.663       1.399         1.163
Principal Window Begin   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004
Principal Window End     10/25/2007   10/25/2007   10/25/2007   10/25/2007   10/25/2007   10/25/2007   10/25/2007
Principal # Months           35           35           35           35           35           35           35

2-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.334       4.313         4.300       4.286         4.270       4.231         4.181
Average Life (Years)        4.269       3.306         2.912       2.564         2.256       1.749         1.355
Modified Duration           3.788       2.964         2.625       2.325         2.058       1.613         1.265
Principal Window Begin   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004
Principal Window End     10/25/2009   10/25/2009   10/25/2009   10/25/2009   10/25/2009   10/25/2009   10/25/2009
Principal # Months           59           59           59           59           59           59           59

2-A-2
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-25             4.566       4.486         4.438       4.384         4.323       4.176         3.989
Average Life (Years)        4.269       3.306         2.912       2.564         2.256       1.749         1.355
Modified Duration           3.752       2.944         2.611       2.315         2.052       1.613         1.268
Principal Window Begin   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004
Principal Window End     10/25/2009   10/25/2009   10/25/2009   10/25/2009   10/25/2009   10/25/2009   10/25/2009
Principal # Months           59           59           59           59           59           59           59

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of October 2007, October 2009, October 2011 and October 2014 respectively.

                                                                              12

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Roll /(1)/
--------------------------------------------------------------------------------

3-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             4.922       4.815         4.752       4.679         4.597       4.402         4.159
Average Life (Years)        5.626       3.991         3.391       2.890         2.471       1.833         1.382
Modified Duration           4.704       3.425         2.947       2.544         2.202       1.671         1.285
Principal Window Begin   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004
Principal Window End     10/25/2011   10/25/2011   10/25/2011   10/25/2011   10/25/2011   10/25/2011   10/25/2011
Principal # Months           83           83           83           83           83           83           83

4-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             5.055       4.937         4.866       4.786         4.696       4.488         4.236
Average Life (Years)        7.506       4.737         3.850       3.164         2.630       1.882         1.396
Modified Duration           5.900       3.908         3.247       2.725         2.308       1.704         1.295
Principal Window Begin   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004
Principal Window End     10/25/2014   10/25/2014   10/25/2014   10/25/2014   10/25/2014   10/25/2014   10/25/2014
Principal # Months           119         119           119         119           119         119           119

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of October 2007, October 2009, October 2011 and October 2014 respectively.

                                                                              13

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                  To Maturity
--------------------------------------------------------------------------------

1-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%         50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.435        4.265        4.186        4.111        4.040        3.912        3.800
Average Life (Years)       11.348        5.383        4.102        3.252        2.653        1.875        1.390
Modified Duration           8.039        4.392        3.487        2.846        2.372        1.725        1.302
Principal Window Begin   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004
Principal Window End     11/25/2034   11/25/2034   11/25/2034   11/25/2034   11/25/2034   11/25/2034   09/25/2031
Principal # Months           360          360          360         360           360         360          322

1-A-2
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%           20%         25%           30%         40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-27             4.506        4.349        4.264        4.175        4.081        3.879        3.649
Average Life (Years)       11.348        5.383        4.102        3.252        2.653        1.875        1.390
Modified Duration           7.910        4.338        3.451        2.823        2.358        1.721        1.303
Principal Window Begin   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004
Principal Window End     11/25/2034   11/25/2034   11/25/2034   11/25/2034   11/25/2034   11/25/2034   11/25/2031
Principal # Months           360          360          360         360          360         360          324

2-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%           20%         25%           30%         40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.604        4.485        4.433        4.386        4.343        4.267        4.196
Average Life (Years)       11.621        5.480        4.165        3.293        2.681        1.888        1.396
Modified Duration           8.079        4.396        3.484        2.841        2.365        1.718        1.296
Principal Window Begin   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004
Principal Window End     11/25/2034   11/25/2034   11/25/2034   11/25/2034   11/25/2034   11/25/2034   08/25/2032
Principal # Months           360          360          360         360          360         360          333

2-A-2
-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%           20%         25%           30%         40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-25             4.713        4.600        4.536        4.466        4.389        4.216        4.009
Average Life (Years)       11.621        5.480        4.165        3.293        2.681        1.888        1.396
Modified Duration           7.932        4.343        3.453        2.822        2.356        1.718        1.300
Principal Window Begin   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004
Principal Window End     11/25/2034   11/25/2034   11/25/2034   11/25/2034   11/25/2034   11/25/2034   09/25/2033
Principal # Months           360          360          360          360          360         360          346

                                                                              14

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                  To Maturity
--------------------------------------------------------------------------------

3-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%           20%         25%           30%          40%           50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             4.892        4.822        4.764        4.694        4.610        4.410         4.163
Average Life (Years)       11.626        5.465        4.150        3.280        2.670        1.881         1.392
Modified Duration           7.759        4.265        3.399        2.785        2.329        1.703         1.292
Principal Window Begin   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004
Principal Window End     11/25/2034   11/25/2034   11/25/2034   11/25/2034   11/25/2034   11/25/2034   01/25/2032
Principal # Months           360         360           360         360           360         360           326

4-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%           20%         25%           30%         40%           50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             5.001        4.928        4.865        4.788        4.698        4.489         4.236
Average Life (Years)       12.117        5.598        4.225        3.325        2.697        1.892         1.398
Modified Duration           7.948        4.329        3.439        2.810        2.345        1.711         1.296
Principal Window Begin   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004
Principal Window End     11/25/2034   11/25/2034   11/25/2034   11/25/2034   11/25/2034   11/25/2034   02/25/2032
Principal # Months           360          360          360          360          360          360          327

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

                                                                              15

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 49.71% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                    Collateral Summary    Range (if applicable)
                                    ------------------   ----------------------
Total Outstanding Loan Balance          $96,271,775
Total Number of Loans                           188
Average Loan Principal Balance             $512,084      $218,000 to $1,350,700
WA Gross Coupon                               4.840%            3.500% to 6.000%
WA FICO                                         728                  624 to 837
WA Original Term (mos.)                         360
WA Remaining Term (mos.)                        359                  358 to 360
WA OLTV                                       72.20%            24.24% to 95.00%
WA Months to First Rate
Adjustment Date                           35 months             34 to 36 months
Gross Margin                                  2.250%
WA Rate Ceiling                              10.840%           9.500% to 12.000%
Geographic Concentration of              CA   60.98%
Mortgaged Properties (Top 5              FL    9.64%
States) based on the Aggregate           MA    2.96%
Stated Principal Balance                 VA    2.66%
                                         IL    2.18%

--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

                                                                              16

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Occupancy                          Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                   165       $82,672,249.18         85.87%
Second Home                          18        10,927,178.10         11.35
Investor Property                     5         2,672,348.18          2.78
------------------------------------------------------------------------------
Total:                              188       $96,271,775.46        100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Property Type                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence             122       $62,861,260.81         65.30%
PUD-Detached                         42        21,462,540.15         22.29
Condominium                          18         9,196,435.41          9.55
PUD-Attached                          5         2,042,412.09          2.12
2-Family                              1           709,127.00          0.74
------------------------------------------------------------------------------
Total:                              188       $96,271,775.46        100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Purpose                            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                            112       $56,736,330.29         58.93%
Refinance-Cashout                    43        21,466,109.40         22.30
Refinance-Rate/Term                  33        18,069,335.77         18.77
------------------------------------------------------------------------------
Total:                              188       $96,271,775.46        100.00%
==============================================================================

              Geographical Distribution of the Mortgage Properties
                        of the Group 1 Mortgage Loans /(1)/

                                                                              17

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Geographic Area                    Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                          114       $58,709,201.60         60.98%
Florida                              18         9,284,995.53          9.64
Massachusetts                         6         2,851,676.89          2.96
Virginia                              6         2,564,078.91          2.66
Illinois                              4         2,099,564.79          2.18
Michigan                              4         1,977,902.90          2.05
Arizona                               4         1,826,189.72          1.90
Georgia                               3         1,745,150.47          1.81
New Jersey                            3         1,657,999.00          1.72
Maryland                              3         1,592,576.12          1.65
Washington                            2         1,485,750.00          1.54
Wisconsin                             3         1,466,272.94          1.52
Texas                                 2         1,211,400.00          1.26
Kansas                                2           907,960.00          0.94
Oregon                                2           898,800.00          0.93
South Carolina                        2           833,055.70          0.87
Minnesota                             1           660,000.00          0.69
Missouri                              1           649,950.00          0.68
Nevada                                1           564,000.00          0.59
Indiana                               1           533,296.80          0.55
New Hampshire                         1           499,326.49          0.52
New Mexico                            1           492,000.00          0.51
District of Columbia                  1           479,200.00          0.50
Vermont                               1           434,452.70          0.45
Ohio                                  1           432,000.00          0.45
New York                              1           414,974.90          0.43
------------------------------------------------------------------------------
Total:                              188       $96,271,775.46        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.62% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                                         % of
                                                Aggregate            Cut-Off Date
                                 Number Of   Stated Principal        Pool Principal
                                  Mortgage    Balance as of     Balance of the California
California State Distribution      Loans       Cut-Off Date           Mortgage Loans
-----------------------------------------------------------------------------------------
Northern California                  68       $33,953,307.41              57.83%
Southern California                  46        24,755,894.19              42.17
-----------------------------------------------------------------------------------------
Total:                              114       $58,709,201.60             100.00%
=========================================================================================

  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/

                                                                              18

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan             Mortgage     Balance as of    Pool Principal
Principal Balances ($)             Loans       Cut-Off Date        Balance
------------------------------------------------------------------------------
200,000.01 - 250,000.00               1       $   218,000.00          0.23%
300,000.01 - 350,000.00               9         3,084,500.00          3.20
350,000.01 - 400,000.00              38        14,143,191.20         14.69
400,000.01 - 450,000.00              32        13,716,512.72         14.25
450,000.01 - 500,000.00              37        17,562,551.88         18.24
500,000.01 - 550,000.00              15         7,983,566.54          8.29
550,000.01 - 600,000.00              17         9,821,927.66         10.20
600,000.01 - 650,000.00              13         8,192,215.90          8.51
650,000.01 - 700,000.00               5         3,411,144.44          3.54
700,000.01 - 750,000.00               6         4,414,939.84          4.59
750,000.01 - 800,000.00               5         3,930,222.38          4.08
800,000.01 - 850,000.00               1           825,000.00          0.86
850,000.01 - 900,000.00               3         2,622,302.90          2.72
900,000.01 - 950,000.00               2         1,842,500.00          1.91
950,000.01 - 1,000,000.00             2         1,962,500.00          2.04
1,000,000.01 - 1,500,000.00           2         2,540,700.00          2.64
------------------------------------------------------------------------------
Total:                              188       $96,271,775.46        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $512,084.

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

                                                                              19

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value            Mortgage     Balance as of    Pool Principal
Ratios (%)                         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
20.01 - 25.00                         1       $   798,922.38          0.83%
30.01 - 35.00                         1           460,000.00          0.48
35.01 - 40.00                         3         1,471,505.38          1.53
40.01 - 45.00                         3         1,560,314.74          1.62
45.01 - 50.00                         4         2,427,402.38          2.52
50.01 - 55.00                         8         4,825,946.51          5.01
55.01 - 60.00                         6         3,461,418.29          3.60
60.01 - 65.00                        11         7,197,384.12          7.48
65.01 - 70.00                        20        10,282,668.11         10.68
70.01 - 75.00                        15         8,068,092.03          8.38
75.01 - 80.00                       108        52,441,911.86         54.47
80.01 - 85.00                         2           840,000.00          0.87
85.01 - 90.00                         5         2,027,336.58          2.11
90.01 - 95.00                         1           408,873.08          0.42
------------------------------------------------------------------------------
Total:                              188       $96,271,775.46        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 72.20%.

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
3.251 - 3.500                         1       $   922,500.00          0.96%
3.751 - 4.000                         2           963,796.16          1.00
4.001 - 4.250                         5         2,777,205.26          2.88
4.251 - 4.500                        26        13,616,130.29         14.14
4.501 - 4.750                        52        27,219,623.48         28.27
4.751 - 5.000                        63        30,250,527.81         31.42
5.001 - 5.250                        25        13,075,145.87         13.58
5.251 - 5.500                        10         5,138,926.59          5.34
5.501 - 5.750                         1           455,920.00          0.47
5.751 - 6.000                         3         1,852,000.00          1.92
------------------------------------------------------------------------------
Total:                              188       $96,271,775.46        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 1 Mortgage Loans is expected to be approximately 4.840% per annum.

                   Gross Margins of the Group 1 Mortgage Loans

                                                                              20

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Gross Margin (%)                   Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                               188       $96,271,775.46        100.00%
------------------------------------------------------------------------------
Total:                              188       $96,271,775.46        100.00%
==============================================================================

                 Rate Ceilings of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                  Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
9.251 - 9.500                         1       $   922,500.00          0.96%
9.751 - 10.000                        2           963,796.16          1.00
10.001 - 10.250                       5         2,777,205.26          2.88
10.251 - 10.500                      26        13,616,130.29         14.14
10.501 - 10.750                      52        27,219,623.48         28.27
10.751 - 11.000                      63        30,250,527.81         31.42
11.001 - 11.250                      25        13,075,145.87         13.58
11.251 - 11.500                      10         5,138,926.59          5.34
11.501 - 11.750                       1           455,920.00          0.47
11.751 - 12.000                       3         1,852,000.00          1.92
------------------------------------------------------------------------------
Total:                              188       $96,271,775.46        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 10.840% per annum.

         First Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date          Loans      Cut-Off Date         Balance
------------------------------------------------------------------------------
September 1, 2007                     5         2,436,801.38          2.53%
October 1, 2007                     119        59,457,064.08         61.76
November 1, 2007                     64       $34,377,910.00         35.71
------------------------------------------------------------------------------
Total:                              188       $96,271,775.46        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

               Remaining Terms of the Group 1 Mortgage Loans /(1)/

                                                                              21

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Remaining Term (Months)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
341 - 360                           188       $96,271,775.46        100.00%
------------------------------------------------------------------------------
Total:                              188       $96,271,775.46        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Credit Scores                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                             9       $ 4,998,331.72          5.19%
751 - 800                            54        29,477,315.90         30.62
701 - 750                            72        35,343,542.97         36.71
651 - 700                            38        18,372,587.04         19.08
601 - 650                            13         7,251,597.83          7.53
Not Scored                            2           828,400.00          0.86
------------------------------------------------------------------------------
Total:                              188       $96,271,775.46        100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

                                                                              22

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 65.79% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 4.67% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                 Collateral Summary   Range (if applicable)
                                 ------------------   ---------------------
Total Outstanding Loan Balance      $394,612,731
Total Number of Loans                        814
Average Loan Principal Balance      $    484,782      $48,887 to $1,500,000
WA Gross Coupon                            5.063%           3.500% to 6.375%
WA FICO                                      734                 620 to 816
WA Original Term (mos.)                      360                 180 to 360
WA Remaining Term (mos.)                     359                 179 to 360
WA OLTV                                    72.14%           12.89% to 95.00%
WA Months to First Rate
Adjustment Date                        59 months            55 to 60 months
Gross Margin                               2.250%
WA Rate Ceiling                           10.063%          8.500% to 11.375%
Geographic Concentration of           CA   58.45%
Mortgaged Properties (Top 5           FL    7.08%
States) based on the Aggregate        VA    4.91%
Stated Principal Balance              MD    3.15%
                                      IL    2.85%
--------------------------------------------------------------------------------

     Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

                                                                              23

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Occupancy                          Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                   735       $354,645,647.90        89.87%
Second Home                          61         32,956,956.14         8.35
Investor Property                    18          7,010,127.28         1.78
------------------------------------------------------------------------------
Total:                              814       $394,612,731.32       100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Property Type                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence             463       $226,132,148.52        57.30%
PUD-Detached                        186         92,929,490.03        23.55
Condominium                         130         58,835,355.52        14.91
PUD-Attached                         21          8,146,832.27         2.06
2-Family                              5          2,989,109.98         0.76
3-Family                              2          2,748,813.95         0.70
Townhouse                             4          1,537,000.00         0.39
Cooperative                           2            834,496.50         0.21
4-Family                              1            459,484.55         0.12
------------------------------------------------------------------------------
Total:                              814       $394,612,731.32       100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Purpose                            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                            463       $223,816,589.48        56.72%
Refinance-Rate/Term                 202        102,311,753.16        25.93
Refinance-Cashout                   149         68,484,388.68        17.35
------------------------------------------------------------------------------
Total:                              814       $394,612,731.32       100.00%
==============================================================================

              Geographical Distribution of the Mortgage Properties
                       of the Group 2 Mortgage Loans /(1)/

                                                                              24

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Geographic Area                    Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                          449       $230,648,768.45        58.45%
Florida                              68         27,948,467.59         7.08
Virginia                             44         19,387,316.45         4.91
Maryland                             29         12,418,403.92         3.15
Illinois                             22         11,253,815.55         2.85
Colorado                             19          9,771,196.83         2.48
Georgia                              14          7,371,382.89         1.87
Washington                           17          7,293,255.73         1.85
North Carolina                       14          7,219,448.31         1.83
Nevada                               17          7,210,667.88         1.83
District of Columbia                 14          7,030,209.80         1.78
South Carolina                       14          6,353,920.00         1.61
Texas                                12          5,801,570.74         1.47
Arizona                              13          5,149,595.02         1.30
Massachusetts                        10          4,643,048.03         1.18
Missouri                              7          3,562,646.29         0.90
New Jersey                            6          3,556,226.82         0.90
Pennsylvania                          5          1,928,242.33         0.49
Wisconsin                             4          1,818,622.47         0.46
Hawaii                                4          1,775,500.00         0.45
Connecticut                           4          1,758,073.25         0.45
Tennessee                             3          1,635,536.54         0.41
Minnesota                             3          1,440,800.00         0.37
New York                              3          1,386,796.50         0.35
Michigan                              5          1,358,523.55         0.34
Oregon                                3            843,600.00         0.21
Ohio                                  3            781,012.17         0.20
Vermont                               1            600,000.00         0.15
Oklahoma                              1            591,162.03         0.15
Rhode Island                          1            460,000.00         0.12
Maine                                 1            370,722.18         0.09
Utah                                  1            367,200.00         0.09
Alabama                               1            364,000.00         0.09
New Mexico                            1            360,000.00         0.09
Iowa                                  1            153,000.00         0.04
------------------------------------------------------------------------------
Total:                              814       $394,612,731.32       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 0.83% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 2 Mortgage Loans

                                                                              25

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

-----------------------------------------------------------------------------------------
                                                                           % of
                                                 Aggregate             Cut-Off Date
                                 Number Of   Stated Principal         Pool Principal
                                  Mortgage     Balance as of    Balance of the California
California State Distribution      Loans       Cut-Off Date           Mortgage Loans
-----------------------------------------------------------------------------------------
Northern California                 238       $123,057,100.94             53.35%
Southern California                 211        107,591,667.51             46.65
-----------------------------------------------------------------------------------------
Total:                              449       $230,648,768.45            100.00%
=========================================================================================

  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan             Mortgage     Balance as of    Pool Principal
Principal Balances ($)             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
0.01 - 50,000.00                      1       $     48,887.49         0.01%
50,000.01 - 100,000.00                6            522,624.90         0.13
100,000.01 - 150,000.00              10          1,308,459.00         0.33
150,000.01 - 200,000.00              14          2,470,147.70         0.63
200,000.01 - 250,000.00              12          2,774,764.00         0.70
250,000.01 - 300,000.00              14          3,759,360.23         0.95
300,000.01 - 350,000.00              46         15,599,335.93         3.95
350,000.01 - 400,000.00             186         70,400,124.60        17.84
400,000.01 - 450,000.00             127         54,367,557.16        13.78
450,000.01 - 500,000.00             115         55,033,219.67        13.95
500,000.01 - 550,000.00              77         40,767,612.75        10.33
550,000.01 - 600,000.00              66         38,113,813.87         9.66
600,000.01 - 650,000.00              48         30,320,040.54         7.68
650,000.01 - 700,000.00              17         11,567,378.48         2.93
700,000.01 - 750,000.00              24         17,505,568.58         4.44
750,000.01 - 800,000.00               7          5,517,200.00         1.40
800,000.01 - 850,000.00               6          4,931,641.83         1.25
850,000.01 - 900,000.00               6          5,305,400.00         1.34
900,000.01 - 950,000.00               7          6,533,805.39         1.66
950,000.01 - 1,000,000.00            15         14,805,432.85         3.75
1,000,000.01 - 1,500,000.00          10         12,960,356.35         3.28
------------------------------------------------------------------------------
Total:                              814       $394,612,731.32       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $484,782.

                                                                              26

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value            Mortgage     Balance as of    Pool Principal
Ratios (%)                         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
10.01 - 15.00                         1       $    428,500.00         0.11%
15.01 - 20.00                         1            485,416.04         0.12
20.01 - 25.00                         1            632,108.70         0.16
25.01 - 30.00                         4          2,070,369.12         0.52
30.01 - 35.00                         3          1,220,335.00         0.31
35.01 - 40.00                        10          5,470,634.15         1.39
40.01 - 45.00                        13          6,023,423.06         1.53
45.01 - 50.00                        26         13,728,654.44         3.48
50.01 - 55.00                        23         13,974,965.12         3.54
55.01 - 60.00                        37         17,669,617.12         4.48
60.01 - 65.00                        41         23,495,495.04         5.95
65.01 - 70.00                        76         42,491,815.42        10.77
70.01 - 75.00                        94         44,489,685.32        11.27
75.01 - 80.00                       452        211,025,686.89        53.48
80.01 - 85.00                         3          1,589,300.00         0.40
85.01 - 90.00                        16          6,108,263.39         1.55
90.01 - 95.00                        13          3,708,462.51         0.94
------------------------------------------------------------------------------
Total:                              814       $394,612,731.32       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 72.14%.

                                                                              27

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
3.251 - 3.500                         1       $    678,306.40         0.17%
3.501 - 3.750                         5          3,166,134.82         0.80
3.751 - 4.000                         4          2,290,000.00         0.58
4.001 - 4.250                         6          3,190,317.43         0.81
4.251 - 4.500                        46         21,908,048.80         5.55
4.501 - 4.750                        90         46,044,819.64        11.67
4.751 - 5.000                       253        124,343,235.75        31.51
5.001 - 5.250                       203        100,110,492.73        25.37
5.251 - 5.500                       146         67,364,449.02        17.07
5.501 - 5.750                        45         18,027,457.06         4.57
5.751 - 6.000                        11          5,035,765.72         1.28
6.001 - 6.250                         3          2,024,313.95         0.51
6.251 - 6.500                         1            429,390.00         0.11
------------------------------------------------------------------------------
Total:                              814       $394,612,731.32       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 2 Mortgage Loans is expected to be approximately 5.063% per annum.

                   Gross Margins of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Gross Margin (%)                   Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                               814       $394,612,731.32       100.00%
------------------------------------------------------------------------------
Total:                              814       $394,612,731.32       100.00%
==============================================================================

                Rate Ceilings of the Group 2 Mortgage Loans /(1)/

                                                                              28

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                  Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
8.251 - 8.500                         1       $    678,306.40         0.17%
8.501 - 8.750                         5          3,166,134.82         0.80
8.751 - 9.000                         4          2,290,000.00         0.58
9.001 - 9.250                         6          3,190,317.43         0.81
9.251 - 9.500                        46         21,908,048.80         5.55
9.501 - 9.750                        90         46,044,819.64        11.67
9.751 - 10.000                      253        124,343,235.75        31.51
10.001 - 10.250                     203        100,110,492.73        25.37
10.251 - 10.500                     146         67,364,449.02        17.07
10.501 - 10.750                      45         18,027,457.06         4.57
10.751 - 11.000                      11          5,035,765.72         1.28
11.001 - 11.250                       3          2,024,313.95         0.51
11.251 - 11.500                       1            429,390.00         0.11
------------------------------------------------------------------------------
Total:                              814       $394,612,731.32       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 10.063% per annum.

         First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
June 1, 2009                          3            743,574.90         0.19%
July 1, 2009                         13          3,333,419.06         0.84
August 1, 2009                       15       $  3,357,237.70         0.85
September 1, 2009                    44         16,940,593.91         4.29
October 1, 2009                     534        266,356,065.63        67.50
November 1, 2009                    205        103,881,840.12        26.33
------------------------------------------------------------------------------
Total:                              814       $394,612,731.32       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

               Remaining Terms of the Group 2 Mortgage Loans /(1)/

                                                                              29

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Remaining Term (Months)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
161 - 180                             1       $    577,852.62         0.15%
341 - 360                           813        394,034,878.70        99.85
------------------------------------------------------------------------------
Total:                              814       $394,612,731.32       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Credit Scores                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                            22       $ 11,722,974.22         2.97%
751 - 800                           314        160,601,403.73        40.70
701 - 750                           260        123,014,353.90        31.17
651 - 700                           170         78,963,214.83        20.01
601 - 650                            44         18,411,651.39         4.67
Not Scored                            4          1,899,133.25         0.48
------------------------------------------------------------------------------
Total:                              814       $394,612,731.32       100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

                                                                              30

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 43.53% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

-----------------------------------------------------------------------------

                                 Collateral Summary    Range (if applicable)
                                 ------------------   ----------------------
Total Outstanding Loan Balance         $59,437,005
Total Number of Loans                          110
Average Loan Principal Balance            $540,336    $336,000 to $1,348,719
WA Gross Coupon                              5.434%          4.250% to 6.250%
WA FICO                                        737                621 to 805
WA Original Term (mos.)                        360
WA Remaining Term (mos.)                       359                358 to 360
WA OLTV                                      71.29%          16.46% to 80.00%
WA Months to First Rate
Adjustment Date                           83 months           82 to 84 months
Gross Margin                                 2.250%
WA Rate Ceiling                             10.434%         9.250% to 11.250%
Geographic Concentration of       CA         45.29%
Mortgaged Properties (Top 5       FL          7.51%
States) based on the Aggregate    MD          6.72%
Stated Principal Balance          WA          5.58%
                                  IL          4.88%
-----------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans /(1)/

                                                                              31

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Occupancy                          Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                    97       $52,434,806.80         88.22%
Second Home                          13         7,002,197.83         11.78
------------------------------------------------------------------------------
Total:                              110       $59,437,004.63        100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Property Type                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence              72       $38,349,881.03         64.52%
PUD-Detached                         28        15,467,072.19         26.02
Condominium                           5         2,868,671.41          4.83
PUD-Attached                          4         1,936,380.00          3.26
3-Family                              1           815,000.00          1.37
------------------------------------------------------------------------------
Total:                              110       $59,437,004.63        100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Purpose                            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                             64       $33,934,804.24         57.09%
Refinance-Rate/Term                  27        15,390,669.16         25.89
Refinance-Cashout                    19        10,111,531.23         17.01
------------------------------------------------------------------------------
Total:                              110       $59,437,004.63        100.00%
==============================================================================

  Geographical Distribution of the Mortgage Properties of the Group 3 Mortgage
                                   Loans /(1)/

                                                                              32

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Geographic Area                    Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                           47       $26,921,049.11         45.29%
Florida                               8         4,461,826.79          7.51
Maryland                              8         3,994,094.04          6.72
Washington                            7         3,314,595.22          5.58
Illinois                              4         2,901,937.29          4.88
North Carolina                        4         2,148,673.36          3.62
South Carolina                        4         1,851,948.92          3.12
Virginia                              4         1,705,080.00          2.87
Texas                                 3         1,702,000.00          2.86
Colorado                              3         1,692,951.57          2.85
Utah                                  1         1,348,719.06          2.27
Nevada                                3         1,290,259.06          2.17
Arizona                               2         1,138,598.09          1.92
Massachusetts                         2           726,250.00          1.22
Oregon                                1           514,000.00          0.86
Maine                                 1           440,000.00          0.74
District of Columbia                  1           439,920.00          0.74
Idaho                                 1           439,518.39          0.74
New York                              1           429,518.16          0.72
Minnesota                             1           425,544.58          0.72
Tennessee                             1           407,520.99          0.69
Michigan                              1           392,000.00          0.66
New Jersey                            1           376,000.00          0.63
Georgia                               1           375,000.00          0.63
------------------------------------------------------------------------------
Total:                              110       $59,437,004.63        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.42% of the Group 3
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 3 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                                           % of
                                                 Aggregate             Cut-Off Date
                                 Number Of   Stated Principal         Pool Principal
                                  Mortgage     Balance as of    Balance of the California
California State Distribution      Loans       Cut-Off Date           Mortgage Loans
-----------------------------------------------------------------------------------------
Southern California                  24       $15,142,737.39               56.25%
Northern California                  23        11,778,311.72               43.75
-----------------------------------------------------------------------------------------
Total:                               47       $26,921,049.11              100.00%
=========================================================================================

  Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans /(1)/

                                                                              33

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal     Cut-Off Date
Current Mortgage Loan             Mortgage     Balance as of    Pool Principal
Principal Balances ($)             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
300,000.01 - 350,000.00               4        $1,356,855.41          2.28%
350,000.01 - 400,000.00              22         8,336,686.31         14.03
400,000.01 - 450,000.00              24        10,338,357.07         17.39
450,000.01 - 500,000.00               9         4,318,108.81          7.27
500,000.01 - 550,000.00              12         6,280,968.16         10.57
550,000.01 - 600,000.00               6         3,485,481.59          5.86
600,000.01 - 650,000.00               8         5,071,007.25          8.53
650,000.01 - 700,000.00               6         4,053,942.28          6.82
700,000.01 - 750,000.00               7         5,067,953.65          8.53
750,000.01 - 800,000.00               1           788,000.00          1.33
800,000.01 - 850,000.00               6         4,995,077.28          8.40
850,000.01 - 900,000.00               1           850,400.00          1.43
950,000.01 - 1,000,000.00             2         1,997,705.41          3.36
1,000,000.01 - 1,500,000.00           2         2,496,461.41          4.20
------------------------------------------------------------------------------
Total:                              110       $59,437,004.63        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $540,336.

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans /(1)/

                                                                              34

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value            Mortgage     Balance as of    Pool Principal
Ratios (%)                         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
15.01 - 20.00                         1       $   998,879.45          1.68%
20.01 - 25.00                         1           424,545.65          0.71
25.01 - 30.00                         1           440,000.00          0.74
30.01 - 35.00                         1           374,589.54          0.63
35.01 - 40.00                         1           615,675.37          1.04
40.01 - 45.00                         3         1,399,935.38          2.36
45.01 - 50.00                         1           487,465.85          0.82
50.01 - 55.00                         2         1,500,000.00          2.52
55.01 - 60.00                         5         2,533,008.07          4.26
60.01 - 65.00                         4         2,999,260.51          5.05
65.01 - 70.00                         7         4,132,441.60          6.95
70.01 - 75.00                        21        11,587,879.16         19.50
75.01 - 80.00                        62        31,943,324.05         53.74
------------------------------------------------------------------------------
Total:                              110       $59,437,004.63        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 71.29%.

        Current Mortgage Interest Rates of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
4.001 - 4.250                         1       $   599,173.36          1.01%
4.501 - 4.750                         4         2,355,507.74          3.96
4.751 - 5.000                         5         2,209,022.92          3.72
5.001 - 5.250                        19        10,233,544.19         17.22
5.251 - 5.500                        54        29,398,930.43         49.46
5.501 - 5.750                        17         7,769,432.35         13.07
5.751 - 6.000                         8         5,186,674.58          8.73
6.001 - 6.250                         2         1,684,719.06          2.83
------------------------------------------------------------------------------
Total:                              110       $59,437,004.63        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 3 Mortgage Loans is expected to be approximately 5.434% per annum.

                   Gross Margins of the Group 3 Mortgage Loans

                                                                              35

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Gross Margin (%)                   Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                               110       $59,437,004.63        100.00%
------------------------------------------------------------------------------
Total:                              110       $59,437,004.63        100.00%
==============================================================================

                 Rate Ceilings of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                  Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
9.001 - 10.000                       10       $ 5,163,704.02          8.69%
10.001 - 11.000                      98        52,588,581.55         88.48
11.001 - 12.000                       2         1,684,719.06          2.83
------------------------------------------------------------------------------
Total:                              110       $59,437,004.63        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 10.434% per annum.

          First Rate Adjustment Date of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
September 1, 2011                     1           407,146.00          0.69%
October 1, 2011                      70        38,505,911.13         64.78
November 1, 2011                     39       $20,523,947.50         34.53
------------------------------------------------------------------------------
Total:                              110       $59,437,004.63        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

              Remaining Terms of the Group 3 Mortgage Loans /(1)/

                                                                              36

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Remaining Term (Months)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
341 - 360                           110       $59,437,004.63        100.00%
------------------------------------------------------------------------------
Total:                              110       $59,437,004.63        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Credit Scores                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                             2       $ 1,678,000.00          2.82%
751 - 800                            41        22,976,214.66         38.66
701 - 750                            43        22,166,932.34         37.29
651 - 700                            17         8,711,608.71         14.66
601 - 650                             6         3,544,692.28          5.96
Not Scored                            1           359,556.64          0.60
------------------------------------------------------------------------------
Total:                              110       $59,437,004.63        100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

--------------------------------------------------------------------------------
                  Collateral Summary of Group 4 Mortgage Loans
--------------------------------------------------------------------------------

                                                                              37

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------

Description of The Group 4 Mortgage Loans

The Group 4 Mortgage Loans consist of 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 64.42% of the Group 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

-----------------------------------------------------------------------------

                                 Collateral Summary    Range (if applicable)
                                 ------------------   ----------------------
Total Outstanding Loan Balance      $59,199,740
Total Number of Loans                       109
Average Loan Principal Balance         $543,117       $335,263 to $1,198,747
WA Gross Coupon                           5.587%             4.750% to 6.500%
WA FICO                                     742                   636 to 809
WA Original Term (mos.)                     360
WA Remaining Term (mos.)                    359                   358 to 360
WA OLTV                                   71.30%             21.10% to 95.00%
WA Months to First Adjustment
Date                                 119 months            118 to 120 months
Gross Margin                              2.250%
WA Rate Ceiling                          10.587%            9.750% to 11.500%
Geographic Concentration of          CA   44.30%
Mortgaged Properties (Top 5          DC   11.57%
States) based on the Aggregate       VA    9.68%
Stated Principal Balance             MD    6.21%
                                     FL    6.08%

-----------------------------------------------------------------------------

                                                                              38

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Occupancy                           Loans      Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                    99       $53,530,350.04         90.42%
Second Home                           9         5,061,889.96          8.55
Investor Property                     1           607,500.00          1.03
------------------------------------------------------------------------------
Total:                              109       $59,199,740.00        100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 4 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Property Type                       Loans      Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence              69       $37,810,998.61         63.87%
PUD-Detached                         30        16,190,368.12         27.35
Condominium                           9         4,702,929.06          7.94
PUD-Attached                          1           495,444.21          0.84
------------------------------------------------------------------------------
Total:                              109       $59,199,740.00        100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 4 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Purpose                             Loans      Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                             69       $38,856,702.20         65.64%
Refinance-Rate/Term                  23        12,264,511.89         20.72
Refinance-Cashout                    17         8,078,525.91         13.65
------------------------------------------------------------------------------
Total:                              109       $59,199,740.00        100.00%
==============================================================================

                                                                              39

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

           Geographical Distribution of the Mortgage Properties of the
                          Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage    Balance as of     Pool Principal
Geographic Area                    Loans       Cut-Off Date        Balance
------------------------------------------------------------------------------
California                           46       $26,224,518.96         44.30%
District of Columbia                 12         6,849,624.18         11.57
Virginia                             13         5,732,653.99          9.68
Maryland                              8         3,673,506.48          6.21
Florida                               6         3,598,617.79          6.08
Colorado                              6         3,483,530.17          5.88
Arizona                               2         1,236,771.34          2.09
South Carolina                        2         1,148,000.00          1.94
North Carolina                        3         1,107,808.09          1.87
Texas                                 2           999,920.00          1.69
Georgia                               1           900,000.00          1.52
Nevada                                2           812,589.00          1.37
Illinois                              1           750,000.00          1.27
New York                              1           679,200.00          1.15
Massachusetts                         1           675,000.00          1.14
Connecticut                           1           550,000.00          0.93
New Jersey                            1           400,000.00          0.68
Ohio                                  1           378,000.00          0.64
------------------------------------------------------------------------------
Total:                              109       $59,199,740.00        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.59% of the Group 4
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 4 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                                          % of
                                                Aggregate              Cut-Off Date
                                 Number Of   Stated Principal         Pool Principal
                                  Mortgage    Balance as of     Balance of the California
California State Distribution      Loans       Cut-Off Date           Mortgage Loans
-----------------------------------------------------------------------------------------
Northern California                  25       $14,630,035.84              55.79%
Southern California                  21        11,594,483.12              44.21
-----------------------------------------------------------------------------------------
Total:                               46       $26,224,518.96             100.00%
=========================================================================================

                                                                              40

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

  Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan             Mortgage    Balance as of     Pool Principal
Principal Balances ($)             Loans       Cut-Off Date        Balance
------------------------------------------------------------------------------
300,000.01 - 350,000.00               5       $  ,711,262.75          2.89%
350,000.01 - 400,000.00              21         8,024,406.13         13.55
400,000.01 - 450,000.00              14         5,993,698.26         10.12
450,000.01 - 500,000.00              19         9,180,536.90         15.51
500,000.01 - 550,000.00               8         4,248,519.61          7.18
550,000.01 - 600,000.00               5         2,923,064.28          4.94
600,000.01 - 650,000.00              10         6,355,809.73         10.74
650,000.01 - 700,000.00              12         8,105,952.96         13.69
700,000.01 - 750,000.00               7         5,124,170.79          8.66
750,000.01 - 800,000.00               1           774,171.47          1.31
800,000.01 - 850,000.00               1           833,000.00          1.41
850,000.01 - 900,000.00               2         1,794,400.00          3.03
950,000.01 - 1,000,000.00             3         2,932,000.00          4.95
1,000,000.01 - 1,500,000.00           1         1,198,747.12          2.02
------------------------------------------------------------------------------
Total:                              109       $59,199,740.00        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $543,117.

                                                                              41

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value            Mortgage     Balance as of    Pool Principal
Ratios (%)                         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
20.01 - 25.00                        1        $   499,439.72         0.84%
30.01 - 35.00                        2            946,530.17         1.60
35.01 - 40.00                        2          1,318,700.00         2.23
40.01 - 45.00                        2            929,572.37         1.57
45.01 - 50.00                        2          1,239,323.73         2.09
50.01 - 55.00                        4          2,153,568.09         3.64
55.01 - 60.00                        3          1,684,600.00         2.85
60.01 - 65.00                        9          5,546,170.79         9.37
65.01 - 70.00                       10          5,591,290.10         9.44
70.01 - 75.00                       15          7,984,736.87        13.49
75.01 - 80.00                       57         30,585,808.16        51.67
85.01 - 90.00                        1            378,000.00         0.64
90.01 - 95.00                        1            342,000.00         0.58
------------------------------------------------------------------------------
Total:                             109        $59,199,740.00       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 71.30%.

       Current Mortgage Interest Rates of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
4.501 - 4.750                        1        $   451,000.00         0.76%
4.751 - 5.000                        7          4,501,595.69         7.60
5.001 - 5.250                       13          6,170,790.65        10.42
5.251 - 5.500                       25         14,106,829.51        23.83
5.501 - 5.750                       36         20,685,997.59        34.94
5.751 - 6.000                       21         10,415,426.56        17.59
6.001 - 6.250                        3          1,375,000.00         2.32
6.251 - 6.500                        3          1,493,100.00         2.52
------------------------------------------------------------------------------
Total:                             109        $59,199,740.00       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 4 Mortgage Loans is expected to be approximately 5.587% per annum.

                                                                              42

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                   Gross Margins of the Group 4 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Gross Margin (%)                   Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                               109       $59,199,740.00        100.00%
------------------------------------------------------------------------------
Total:                              109       $59,199,740.00        100.00%
==============================================================================

                Rate Ceilings of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                  Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
9.001 - 10.000                        8       $ 4,952,595.69          8.37%
10.001 - 11.000                      95        51,379,044.31         86.79
11.001 - 12.000                       6         2,868,100.00          4.84
------------------------------------------------------------------------------
Total:                              109       $59,199,740.00        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 4
     Mortgage Loans is expected to be approximately 10.587% per annum.

          First Rate Adjustment Date of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
September 1, 2014                     4         1,933,548.34          3.27%
October 1, 2014                      69        37,521,258.66         63.38
November 1, 2014                     36       $19,744,933.00         33.35
------------------------------------------------------------------------------
Total:                              109       $59,199,740.00        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 119 months.

                                                                              43

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Remaining Term (Months)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
341 - 360                           109       $59,199,740.00        100.00%
------------------------------------------------------------------------------
Total:                              109       $59,199,740.00        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Credit Scores                      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                             5       $ 2,506,592.81          4.23%
751 - 800                            46        26,610,929.46         44.95
701 - 750                            34        18,247,223.01         30.82
651 - 700                            21        10,422,070.99         17.60
601 - 650                             3         1,412,923.73          2.39
------------------------------------------------------------------------------
Total:                              109       $59,199,740.00        100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              44

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)